                   INVESTMENT COMPANY ACT FILE NO. 811-1646

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [   ]


        Pre-Effective Amendment No. ----                                  [   ]

        Post-Effective Amendment No.  55                                  [ X ]
                                     ----
                                               and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [   ]


          Amendment No.   55                                              [ X ]
                        -----
                          (Check appropriate box or boxes.)

                                CIGNA Funds Group

             (Exact Name of Registrant as Specified in Charter)

           950 Winter Street, Suite 1200, Waltham, Massachusetts 02154
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (800) 528-6718

              Alfred A. Bingham III, 950 Winter Street, Suite 1200
                          Waltham, Massachusetts 02154
                     (Name and Address of Agent for Service)
                            ----------------------

Approximate Date of Proposed Public Offering:  Continuous
It is proposed that this filing will become effective (check appropriate box):

[   ] Immediately upon filing pursuant to paragraph (b)

[ X ] on April 30, 1997 pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)(1)

[   ] on (date) pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ----------------------
DECLARATION PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940

Registrant hereby declares pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940 that Registrant has registered an indefinite number of shares under the Securities Act of 1933 and has paid the registration fee appropriate thereto. The Rule 24f-2 Notice for the most recent fiscal year of Registrant was filed electronically with the Securities and Exchange Commission on February 28, 1997.
                            ----------------------

                                                                           Page1

Showing the location in the Prospectus (Part A) and the Statement of Additional Information (Part B) of the information required to be included in response to the items of Form N-1A:

                                    Part A

Item Number                                      Prospectus Caption
-----------                                      ------------------
1.      Cover Page                               Cover Page

2.      Synopsis                                 Expense Table

3.      Condensed Financial Information          Financial Highlights

4.      General Description of Registrant        About the Funds; Investment
                                                 Programs; Certain Restrictions;
                                                 Appendix

5.      Management of the Fund                   Management of the Funds; The
                                                 Trusts, Their Shares and Board
                                                 of Trustees

5A.     Management's Discussion of Fund          Performance Information
        Performance

6.      Capital Stock and Other Securities       Dividends and Capital Gains
                                                 Distributions; Tax Matters; The
                                                 Trusts, Their Shares and Board
                                                 of Trustees

7.      Purchase of Securities Being             Pricing of Shares; Purchase and
        Offered                                  Redemption of Shares; Cover
                                                 Page

8.      Redemption or Repurchase                 Purchase and Redemption of
                                                 Shares

9.      Pending Legal Proceedings                Not Applicable



                                    Part B

Item Number                                      Statement of Additional
-----------                                      -----------------------
                                                 Information
                                                 -----------

10.     Cover Page                               Cover Page

11.     Table of Contents                        Table of Contents

12.     General Information and History          General Information About the
                                                 Trusts
13.     Investment Objectives and Policies
                                                 Investment Objectives and
                                                 Policies; Futures Contracts;
                                                 Options on Futures Contracts;
                                                 Risks as to Futures Contracts
                                                 and Related Options; Foreign
                                                 Currency


                                                 Transactions; Investment
                                                 Restrictions; Description of
                                                 Money Market Instruments;
                                                 Rating of Securities;
                                                 Portfolio Turnover and
                                                 Brokerage Allocation

14.     Management of the Fund                   Management of the Trusts

15.     Control Persons                          Control Persons and Principal
                                                 Holder of Securities

16.     Investment Advisory and Other            Investment Advisory and Other
        Services                                 Services; Service Fees

17.     Brokerage Allocation and Other           Portfolio Turnover and
        Practices                                Brokerage Allocation;
                                                 Activities of Affiliated
                                                 Companies

18.     Capital Stock and Other Securities       Classes of Shares

19.     Purchase, Redemption and Pricing         Purchase, Redemption and
        of Securities Being Offered              Pricing of Securities;
                                                 Redemption Paid in Cash

20.     Tax Status                               Tax Matters

21.     Underwriters                             Underwriter

22.     Calculation of Performance Data          Performance Information

23.     Financial Statements                     Incorporated By Reference

                                     Part C

The information required to be included in response to the items in Part C of Form N-1A is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

             CIGNA MONEY MARKET FUND
             CIGNA TREASURY OBLIGATIONS CASH FUND
             CIGNA GOVERNMENT OBLIGATIONS CASH FUND
             CIGNA GOVERNMENT SECURITIES FUND
             CIGNA INCOME FUND                    Principal Underwriter:
             CIGNA HIGH YIELD FUND                CIGNA Financial Advisors, Inc.
             CIGNA INTERNATIONAL STOCK FUND       Hartford, CT  06152
             CIGNA S&P 500 INDEX FUND


                                  PROSPECTUS

                                  MAY 1, 1997


This Prospectus contains information about the mutual funds listed above (the "Funds"). CIGNA International Stock Fund is a separate series portfolio of CIGNA Institutional Funds Group. The other Funds are separate series portfolios of CIGNA Funds Group. Each Fund has distinct investment objectives and policies. The investment objectives of each Fund are listed on the inside cover page.


This prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Additional information about the Funds, contained in a Statement of Additional Information dated May 1, 1997, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154. The Funds' telephone number is
(800) 528-6718. The Statement of Additional Information is incorporated by reference into this prospectus. The Statement of Additional Information is not a prospectus.
---------------------------------------------------------------------------

        Please read this prospectus and retain it for future reference.

The Funds' shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Shares of the Funds involve investment risks, including the possible loss of principal.

CIGNA High Yield Fund may invest up to 100% of its net assets in non-investment grade debt securities, commonly referred to as "junk bonds." Junk bonds are considered to be speculative, and entail greater risks, including default risks, than those found in higher rated securities. Purchasers should carefully consider the risks associated with an investment in this Fund prior to investing. See "Investment Programs - High Yield Fund."

CIGNA Money Market Fund, CIGNA Government Obligations Cash Fund and CIGNA Treasury Obligations Cash Fund seek to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share.
-----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The investment objectives of the Funds are as follows:

CIGNA Money Market Fund: To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.

CIGNA Treasury Obligations Cash Fund: To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term U.S. Treasury bills, notes and bonds and other direct obligations of the U.S. Treasury.

CIGNA Government Obligations Cash Fund: To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in a portfolio of short-term U.S. Government securities.

CIGNA Government Securities Fund: To achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government, its agencies, authorities or instrumentalities.

CIGNA Income Fund: To provide as high a level of current income as possible consistent with reasonable concern for safety of principal by investing primarily in investment grade corporate debt securities and U.S. Government securities.

CIGNA High Yield Fund: To provide the highest current income attainable consistent with reasonable risk through investment primarily in high yield, high risk non-investment grade debt securities.

CIGNA International Stock Fund: To provide long-term growth of capital by investing primarily in common stocks, preferred stocks and convertible debt of companies based outside the United States.

CIGNA S&P 500 Index Fund: To achieve long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks.


Each Fund pursues its investment objective through separate investment policies, and is managed separately by the investment adviser, CIGNA Investments, Inc. ("CIGNA Investments"). The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of a majority of the Fund's outstanding shares (within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act")). Further information is available in the Statement of Additional

Information. There are risks in the ownership of any security and no assurance can be given that any particular Fund will achieve its investment objective.

                                    SUMMARY

CIGNA Funds Group and CIGNA Institutional Funds Group (the "Trusts") are open-end management investment companies currently consisting of eight investment portfolios, referred to in this prospectus as the Funds. Each Fund proposes to operate as a diversified management investment company. Each Fund offers two classes of shares: the institutional class and the retail class. Both classes of shares are offered to institutional investors, including financial institutions, endowments, foundations and corporations, employer-sponsored retirement or savings plans, such as tax qualified pension and profit sharing plans and 401(k) thrift plans, as well as 403(b) custodial accounts for non-profit educational and charitable organizations. In addition, the retail class is also offered to Individual Retirement Accounts ("IRAs"), Rollover IRAs, Simplified Employee Pension Plans and individual investors. Shares of the retail class are offered to those investors who require or desire additional shareholders services that are not provided to shareholders of the institutional class. Retail class shareholders pay the costs associated with the provision of these services. Please refer to "Purchase and Redemption of Shares" in this Prospectus for a description of how to purchase and redeem shares of a Fund.

Each Fund has its own distinct investment objective. These objectives are described in more detail under the heading "Investment Objectives." Although each Fund will be managed by experienced professionals, there can be no assurance that the objectives will be achieved.

There are levels of risk involved with each Fund. For fixed income securities, there is the risk that interest rates will change, thereby affecting the value of the securities. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. There is also a credit risk; that is, a risk related to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. For equity securities, there is the market risk associated with movement of the stock market in general. In addition, there is the financial risk related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are a part of a particular industry. For foreign securities, there are additional risks associated with currency values, the political and regulatory environment, and overall economic factors in the countries in which a Fund invests. See "Certain Investment Strategies and Policies" for a discussion of these risks.

CIGNA Funds are "no-load" investments, which means there are no sales charges or commissions. CIGNA Funds have no 12b-1 plan or deferred sales charges.

CIGNA Investments, the Funds' adviser, provides each Fund with investment advice and other services. Each Fund pays CIGNA Investments a management fee for the management of investments and business affairs. For a discussion of these services, please see "Management of the Funds."

The above information is qualified in its entirety by the detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

                               TABLE OF CONTENTS
                                                                  Page
                                                                  ----
INVESTMENT OBJECTIVES.............................................. 2
SUMMARY ........................................................... 3
EXPENSE TABLE...................................................... 5
FINANCIAL HIGHLIGHTS............................................... 8
ABOUT THE FUNDS.................................................... 10
INVESTMENT PROGRAMS................................................ 10
CERTAIN INVESTMENT STRATEGIES AND POLICIES......................... 18
INVESTMENT RESTRICTIONS............................................ 28
PURCHASE AND REDEMPTION OF SHARES.................................. 29
PRICING OF SHARES ................................................. 31
MANAGEMENT OF THE FUNDS............................................ 33
PERFORMANCE INFORMATION............................................ 37
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.......................... 40
TAX MATTERS........................................................ 40
THE TRUSTS, THEIR SHARES AND BOARD OF TRUSTEES..................... 41
APPENDIX - DESCRIPTION OF MONEY MARKET INSTRUMENTS AND
   OF RATING CATEGORIES ........................................... 43

                                 EXPENSE TABLE



The following Expense Tables list the transaction expenses and annual operating expenses related to an investment in each of the Funds. Shareholder transaction expenses are charges you pay when you buy, sell, exchange or hold shares of a Fund. The expenses and fees set forth in the Tables are for the fiscal year beginning January 1, 1997.



                       Shareholder Transaction Expenses

                                                                                                            All Series
                                                                                                            ----------
Maximum Sales Load Imposed on Purchases (as a percentage of the offering price)...............................  None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of the offering price)....................  None
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds as applicable).........  None
Redemption Fees (as a percentage of amount redeemed, if applicable)...........................................  None
Exchange Fee..................................................................................................  None

                         Annual Fund Operating Expenses
                    (as a percentage of average net assets)

                                                                                             Total Fund Operating Expenses (Reflects
                               Management                  Other Operating Expenses /1/      expense limitation. See Footnotes /1/
Institutional Class             Fees/1/      12b-1Fees     (Reflects expense limitation)     and /2/ below)
-------------------

Money Market Fund                 .35          None                     .10                                    .45
Treasury Obligations Cash         .35          None                     .10                                    .45
 Fund
Government Obligations            .35          None                     .10                                    .45
 Cash Fund
Government Securities Fund        .50          None                     .20                                    .70
Income Fund                       .50          None                     .20                                    .70
High Yield Fund                   .75          None                     .15                                    .90
International Stock Fund          .80          None                     .30                                   1.10
S&P 500 Index Fund                .25          None                     .10                                    .35

====================================================================================================================================


Retail Class
------------

Money Market Fund                 .35          None                     .35                                    .70
Government Obligations
 Cash Fund                        .35          None                     .35                                    .70
Treasury Obligations Cash
 Fund                             .35          None                     .35                                    .70
Government Securities Fund        .50          None                     .50                                   1.00
Income Fund                       .50          None                     .50                                   1.00
High Yield Fund                   .75          None                     .45                                   1.20
International Stock Fund          .80          None                     .65                                   1.45
S&P 500 Index Fund                .25          None                     .20                                    .45

====================================================================================================================================


 -------------------------------------------
 /1/For a more complete description of the Management Fees, see "Management of the Funds." CIGNA Investments, the Funds' investment adviser, has voluntarily agreed, as to each Fund, to reimburse such portion of its management fee as is necessary to cause the Total Fund Operating Expenses of each class of each Fund (exclusive of certain expenses) not to exceed the percentages of average daily net asset value of each class of each Fund as set forth above as Total Fund Operating Expenses.

 If this reimbursement is not sufficient to cause the Total Fund Operating Expenses of any class of each Fund not to exceed the applicable percentage of average daily net asset value, CIGNA Investments, Inc. has agreed to pay such other expenses of the applicable Fund as is necessary to keep Total Fund Operating Expenses from exceeding the applicable percentage. These arrangements will continue in effect until April 30, 1998, and afterwards to the extent described in the Funds' then current prospectus. To the extent management fees are reimbursed by CIGNA Investments, Inc., or expenses of a Fund are paid by CIGNA Investments, Inc., the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer reimbursed or expenses of a Fund are no longer paid.

 /2/Total Fund Operating Expenses for the Money Market Fund, Income Fund and International Stock Fund for 1996, before expense reimbursement, were .69%, 5.62% and 2.61% respectively, of their average daily Net Asset values. Other Operating Expenses for all other Funds are based on estimated amounts for the current fiscal year, after expense reimbursements. Absent the voluntary expense limitations, estimated Other Operating Expenses and Total Fund Operating Expenses (assuming average daily net assets of $5,000,000 per Fund) as a percentage of average daily Net Asset Values would be as follows, respectively:
 Treasury Obligations Cash - 2.57%, 2.92%; Government Obligations Cash - 2.57%, 2.92%; Government Securities - 2.54%, 3.04%; High Yield - 2.53%, 3.28%; S&P 500
 Index - 2.62%, 2.87%. It is not expected that Total Fund Operating Expenses (absent voluntary expense limitations) would materially vary between classes until the classes have a substantial number of shareholders.

Example of Fund Expenses:

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted above, the Funds charge no redemption fees of any kind.


Institutional Class

                         Money       Treasury      Government   Government          High                   S&P 500
                         Market      Obligations   Obligations  Securities  Income  Yield   International  Index
                         Fund        Cash Fund     Cash Fund    Fund        Fund    Fund    Stock Fund     Fund
        1 year           $  5        $  5          $  5         $  7        $  7    $  9    $ 11           $  4
        3 years          $ 14        $ 14          $ 14         $ 22        $ 22    $ 29    $ 35           $ 11
        5 years          $ 25                                                               $ 61
       10 years          $ 57                                                               $134
      =============================================================================================================

Retail Class

                         Money       Treasury      Government   Government          High                   S&P 500
                         Market      Obligations   Obligations  Securities  Income  Yield   International  Index
                         Fund        Cash Fund     Cash Fund    Fund        Fund    Fund    Stock Fund     Fund


        1 year           $  7        $  7          $  7         $ 10        $ 10    $ 12    $ 15           $  5
        3 years          $ 22        $ 22          $ 22         $ 32        $ 32    $ 38    $ 46           $ 14
        5 years                                                             $ 55
       10 years                                                             $122
      =============================================================================================================


The purpose of the Expense Table is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. For the purpose of the example, assume reinvestment of all dividends and distributions. This example assumes that the estimated voluntary expense limitations effective in 1997 would be in place for the entire periods indicated. CIGNA Investments has reserved the right to terminate or revise these limitations at any time after April 30, 1998. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Total Fund Operating Expenses for each Fund's retail class are higher than the Total Fund Operating Expenses for each Fund's institutional class due to the costs associated with providing retail class shareholders with additional services. Please refer to "Management of the Funds - Service Expenses - Retail Shares" for a more complete description of these services.

                              FINANCIAL HIGHLIGHTS



The following financial highlights of the following Funds for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statement, including this information, was unqualified. This information should be read in conjunction with the Funds' financial statements and notes thereto, which, together with remaining portions of the Funds' 1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appears, along with the report of Price Waterhouse LLP, in the Funds' 1996 Annual Report to Shareholders. For a more complete discussion of the Funds' performance, please see the Funds' 1996 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or calling (860) 726-3700.

                                                                       Year Ended December 31
------------------------------------------------------------------------------------------------------------------------------------

                                    1996      1995      1994      1993      1992     1991      1990      1989       1988      1987
------------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND /1/
Net Asset Value, Beginning of
 Year..........................  $   1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                 --------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Income from Investment
 Operations
Net Investment Income*.........     .0479     .0516     .0337     .0237     .0334     .0561     .0755     .0861     .0705     .0622
Net Realized & Unrealized Gain
 on Investments................     .0001     .0003         -         -         -         -         -         -         -         -
                                 --------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Total from Investment
 Operations....................     .0480     .0519     .0337     .0237     .0334     .0561     .0755     .0861     .0705     .0622
                                 --------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Less:  Distributions
Dividends from Net Investment
 Income........................    (.0479)   (.0516)   (.0337)   (.0237)   (.0334)   (.0561)   (.0755)   (.0861)   (.0705)   (.0622)

Distributions From Realized
 Capital Gains.................    (.0001)   (.0003)        -         -         -         -         -         -         -         -
                                 --------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Total Distributions............    (.0480)   (.0519)   (.0337)   (.0237)   (.0334)   (.0561)   (.0755)   (.0861)   (.0705)   (.0622)

                                 --------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net Asset Value End of Year....  $   1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                 ========   =======   =======   =======   =======   =======   =======   =======   =======   =======

Total Return...................      4.91%     5.33%     3.43%     2.39%     3.36%     5.75%     7.82%     8.96%     7.29%     6.40%

Ratios and Supplemental Data:
Net Assets at End of Year (000
 omitted)......................  $120,505   $ 1,034   $16,673   $20,508   $25,808   $32,555   $41,818   $45,337   $47,825   $54,701
Ratio of Expenses to Average
 Net Assets....................    0.45%a    0.80%a    1.00%a    1.00%a     0.84%      0.81%     0.81%    0.77%      0.75%     0.69%

Ratio of Net Investment Income
 to Average Net Assets.........    4.95%b    5.38%b    3.32%b    2.39%b     3.35%     5.66%      7.55%    8.62%      7.04%     6.22%

Portfolio Turnover Rate........    -         -         -         -          -         -          -        -          -         -

a. Ratio of expenses to average net assets prior to reduction of advisory fee were 0.69%, 1.21%, 1.11% and 1.02% for the years ended 12/31/96, 12/31/95,
   12/31/94 and 12/31/93, respectively.
b. Ratio of net investment income to average net assets prior to reduction of advisory fee were 4.71%, 4.91%, 3.22% and 2.37% for the years ended 12/31/96, 12/31/95, 12/31/94 and 12/31/93, respectively.

                                                                       Year Ended December 31
------------------------------------------------------------------------------------------------------------------------------------

                                    1996     1995     1994      1993      1992       1991      1990      1989      1988      1987
------------------------------------------------------------------------------------------------------------------------------------

INCOME FUND /1/


Net Asset Value, Beginning of
 Year...........................  $ 1.02   $  .92   $  1.01   $  1.02   $  1.04   $   .95    $  1.02   $   .97   $   .98   $  1.08
                                  ------   ------   -------   -------   -------   -------    -------   -------   -------   -------

Income from Investment
 Operations
Net Investment Income*..........     .05      .06       .06       .06       .07       .08        .08       .08       .08       .09
Net Realized & Unrealized Gain
 (Loss) on Investments..........    (.05)     .09      (.09)      .07      (.01)      .09       (.02)      .05      (.01)     (.08)
                                  ------   ------   -------   -------   -------   -------    -------   -------   -------   -------

Total From Investment Operations       -      .15      (.03)      .13       .06       .17        .06       .13       .07       .01
                                  ------   ------   -------   -------   -------   -------    -------   -------   -------   -------

Less:  Distributions
Dividends from Net Investment
 Income.........................    (.05)    (.05)     (.06)     (.06)     (.07)     (.08)      (.08)     (.08)     (.08)     (.09)
Distributions From Realized
 Capital Gains..................    (.03)       -         -      (.08)     (.01)        -       (.05)        -         -      (.02)
                                  ------   ------   -------   -------   -------   -------    -------   -------   -------   -------

Total Distributions.............    (.08)    (.05)     (.06)     (.14)     (.08)     (.08)      (.13)     (.08)     (.08)     (.11)
                                  ------   ------   -------   -------   -------   -------    -------   -------   -------   -------

Net Asset Value End of Year.....  $  .94   $ 1.02   $   .92   $  1.01   $  1.02   $  1.04    $   .95   $  1.02   $   .97   $   .98
                                  ======   ======   =======   =======   =======   =======    =======   =======   =======   =======

Total Return....................    1.36%   16.21%    -3.12%    13.36%     7.08%    17.94%      6.15%    14.29%     7.87%      .66%
Ratios and Supplemental Data:
Net Assets at End of Year (000
 omitted).......................  $1,121   $1,105   $15,210   $19,910   $20,588   $22,716    $24,096   $28,437   $28,615   $28,132
Ratio of Expenses to Average
 Net Assets.....................    1.00%c   0.95%c    1.00%c    1.00%c    0.90%     0.84%      0.89%     0.87%     0.84%     0.77%
Ratio of Net Investment Income
 to Average Net Assets..........    5.33%d   6.50%d    6.37%d    6.06%d    7.29%     7.81%      8.21%     8.26%     8.38%     8.51%
Portfolio Turnover Rate.........       -       45%        8%      116%       23%       62%       132%      184%      241%      113%


c. Ratios of expenses to average net assets prior to reduction of advisory fee were 5.62%, 1.37%, 1.15% and 1.01% for the periods ended 12/31/96, 12/31/95,
   12/31/94 and 12/31/93, respectively.

d. Ratios of net investment income to average net assets prior to reduction of advisory fee were 0.72%, 6.08%, 6.22% and 6.06% for the periods ended 12/31/96, 12/31/95, 12/31/94 and 12/31/93, respectively.
--------------------------------------------------------------------------------


/1/ Prior to October 16, 1985, the Money Market Fund and the Income Fund were series of shares (Portfolios) of CIGNA Annuity Fund, Inc., a Maryland corporation. Prior to 1996, the names of these Funds were CIGNA Annuity Money Market Fund and CIGNA Annuity Income Fund.
* Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.


                                                            Year Ended December 31
-----------------------------------------------------------------------------------------------
                                              1996     1995      1994     1/11/93** to 12/31/93
-----------------------------------------------------------------------------------------------

INTERNATIONAL STOCK FUND

Net Asset Value, Beginning of Period.......  $11.27   $11.77    $13.21          $10.00
                                             ------   ------    ------          ------

Income from Investment Operations
Net Investment Income*.....................     .08      .15       .04             .09
Net Realized & Unrealized Gain on
 Investments...............................     .62      .23       .33            4.18
                                             ------   ------    ------          ------

Total from Investment Operations...........     .70      .38       .37            4.27
                                             ------   ------    ------          ------

Less: Distributions
Dividends from Net Investment Income.......    (.08)    (.15)     (.04)           (.09)
Distributions in excess of Net Investment
 Income....................................    (.12)    (.12)        -            (.02)
Distributions from Realized Capital Gains..    (.29)    (.61)    (1.77)           (.95)
                                             ------   ------    ------          ------

Total Distributions........................    (.49)    (.88)    (1.81)          (1.06)
                                             ------   ------    ------          ------

Net Asset Value End of Period..............  $11.48   $11.27    $11.77          $13.21
                                             ======   ======    ======          ======

Total Return...............................    6.36%    3.40%     2.77%          42.73%
Ratios and Supplemental Data:
Net Assets at End of Period (000 omitted)..   $8,069  $7,581    $7,335           $7,136
Ratio of Expenses to Average Net Assets....    1.12%    1.14%e    1.25%e          1.25%e
Ratio of Net Investment Income to Average
 Net Assets................................    0.63%     .37%f     .32%f           .75%f
Portfolio Turnover Rate....................      60%      63%       63%             66%
Average Commission Rate***.................   $.0121

e. Ratios of expenses to average net assets prior to expense reimbursements were 2.61%, 2.59%, 2.35% and 2.67%, respectively, for years ended 12/31/96,
    12/31/95, 12/31/94 and 12/31/93, respectively. Per share expenses prior to reduction were $0.29, $0.28, $0.29 and $0.30, respectively, for each of those periods.
f. Ratios of net investment income to average net assets prior to expense reimbursements were (0.88), (1.08)%, (0.78)% and (0.73)%, respectively, for 1996, 1995, 1994 and 1993. Per share net investment loss amounts prior to reduction were $(0.10), $(0.12), $(0.10) and $(0.08), respectively, for each of those periods.
* Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
**  Commencement of operations.
*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rule structures may differ.

--------------------------------------------------------------------------------

As of May 1, 1997, the sole shareholder of the Income Fund was Connecticut General Life Insurance Company, and the sole shareholder of the International Stock Fund was Century Indemnity Company, both of which are wholly-owned subsidiaries of CIGNA Corporation. As of May 1, 1997, the sole shareholders of the Money Market Fund were Connecticut General Life Insurance Company and various CIGNA Healthcare companies. Prior to March 1996, each Fund had only one class of shares.

       Certain additional performance and other information concerning the International Stock, Income and Money Market Funds is contained in their most recent Annual Report to Shareholders, a copy of which will be provided upon request and without charge to each person who receives a prospectus.

       ABOUT THE FUNDS
       -----------------------------------------------------------------

       CIGNA International Stock Fund is a series of CIGNA Institutional Funds Group, a Massachusetts business trust established by a Master Trust Agreement dated as of August 10, 1992 and registered under the 1940 Act as an open-end management investment company. The rest of the Funds are separate series of shares of CIGNA Funds Group, a Massachusetts business trust established by a Master Trust Agreement dated April 10, 1985, and registered under the 1940 Act as an open-end management investment company. (See "The Trusts, Their Shares and Board of Trustees"). CIGNA Funds Group was formerly known as CIGNA Annuity Funds Group. Each Fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

       Each Fund intends to qualify as a regulated investment company for Federal Income Tax purposes. Each Fund has its own investment objective and policies designed to meet specific investment goals. The Funds continuously offer new shares for sale and stand ready to redeem their outstanding shares at their net asset value. The Funds' investment adviser, CIGNA Investments, and, where applicable, each sub-adviser, continuously review and, from time to time, change the portfolio holdings of the Funds in pursuit of each Fund's objective.

       INVESTMENT PROGRAMS
       -----------------------------------------------------------------
       Money Market Fund

       The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The Fund intends to invest in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the Fund may invest in other money market instruments such as bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Commercial paper is purchased primarily from U.S. issuers but may be purchased from foreign issuers so long as it is denominated in U.S. dollars. All of these instruments, including commercial loan participations, are briefly described in the Appendix under "Description of Money Market Instruments" and are described more fully in the Statement of Additional Information.


       Pursuant to procedures adopted by the Board of Trustees, the Fund may purchase only high quality securities that CIGNA Investments believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Investments.

       High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated security is of equivalent quality to a rated first or second tier security.

       The Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

       Treasury Obligations Cash Fund

       The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term U.S. Treasury bills, notes and bonds and other direct obligations of the U.S. Treasury. The Fund may also enter into repurchase agreements relating to these obligations.

       Government Obligations Cash Fund

       The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in a portfolio of short-term U.S.

       Government securities. These instruments are either issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These securities include, but are not limited to:

            . direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

            . notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association ("GNMA"); and Student Loan Marketing Association.

       The Fund may also enter into repurchase agreements relating to these obligations.

       Government Securities Fund

       The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in obligations issued, guaranteed or otherwise backed by the U.S. Government, its agencies, authorities or instrumentalities. Under normal market conditions, the Fund will invest at least 65% of its total assets in these securities. The securities which may be purchased by the Fund include but are not limited to (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and (2) obligations issued, guaranteed or otherwise backed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as obligations of GNMA) (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (such as obligations of the Federal Home Loan Bank) (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as obligations of the Federal National Mortgage Association) or (d) the credit of the agency or instrumentality (such as obligations of the Student Loan Marketing Association).

       The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the determination of CIGNA Investments of how best to further the Fund's investment objective. The Fund may invest in securities of all maturities, short-term, intermediate-term and long-term.

       Income Fund

       The Fund's objective is to provide as high a level of current income as possible consistent with reasonable concern for safety of principal by investing primarily in investment grade corporate debt securities and U.S. Government securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in these securities. The Fund invests in a diversified portfolio of marketable debt securities. Up to 55% of the assets of the Fund may be invested in U.S. government securities, including securities of U.S. Government agencies or instrumentalities. In addition, the assets of the Fund may be invested in money market instruments eligible for purchase by the Money Market Fund.

       The Fund also may invest up to 20% of its assets in other fixed-income securities, including convertible bonds and preferred stocks, and in common stocks and similar equity securities when they are acquired as parts of units with fixed-income securities (including warrants or rights to purchase equity investments) or upon exercise of such warrants or rights or upon the conversion of such securities. See the Statement of Additional Information for a description of warrants.

       The Fund may invest up to 25% of its assets in foreign securities (See the description of the International Stock Fund for a discussion of foreign securities.). The Fund will limit its investment in foreign securities denominated in foreign currencies to 15% of its total assets. Purchases of foreign securities payable in foreign currencies will be affected either favorably or unfavorably by changes in the value of the foreign currencies against the U.S. dollar. Investing in foreign securities carries increased risk to the Fund (see "Certain Investment Strategies and Policies -- Risk Factors Regarding Foreign Securities").

       The Fund may invest up to 20% of its assets in debt securities of less than investment grade (i.e., securities rated Ba/BB or below by Moody's Investors Services, Inc. ("Moody's") and S&P). Such securities are commonly referred to as junk bonds. See "Certain Investment Strategies and Policies -- Non-Investment Grade Debt Securities" for the risk factors associated with investments in such securities. Investments in convertible bonds shall be included in determining this 20% limit.

       Changes in interest rates are likely to result in increases or decreases in the value of the investments in the Fund. The value of the securities in this Fund can be expected to vary inversely with the changes in prevailing interest rates. Thus, when interest rates go up, bond prices go down, and vice versa.

       High Yield Fund

       The Fund's objective is to provide the highest current income attainable consistent with reasonable risk through investment primarily in high yield, high risk, non-investment grade fixed income securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities.

       The Fund seeks high income by purchasing principally securities that are rated Ba or lower by Moody's or BB or lower by S&P, or securities of comparable quality in the opinion of CIGNA Investments that are either non-rated or rated by other recognized credit rating agencies. Under normal market conditions, the Fund will invest at least 65% of its total assets in these securities. It should be noted, however, that achievement of the Fund's investment objective may be more dependent on CIGNA Investments' own credit analysis, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds. Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in debt securities, including convertible debt securities, warrants and/or cash and cash equivalents. The Fund may also invest in preferred stocks.

       The Fund may invest up to 100% of its assets in debt securities of less than investment grade (i.e., securities rated Ba/BB or below by Moody's and S&P). Such securities are commonly referred to as junk bonds. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for the risk factors associated with investments in such securities.

       The foregoing Moody's and S&P ratings are described in the Appendix to this prospectus.

       While the securities held by the Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. The Fund's yield and the net asset value of its shares should be expected to fluctuate over time.

       International Stock Fund

       The Fund's investment objective is to provide long-term growth of capital by investing primarily in common stocks, convertible and non-convertible preferred stocks, and convertible debt of companies based outside the United States. Income is an incidental consideration. For these purposes, the phrase "based outside the United States" means companies the principal headquarters of which are located in a foreign country and which are organized under the laws of a foreign country.

       CIGNA Investments serves as investment adviser to the Fund, and CIGNA International Investment Advisors, Ltd. ("CIIA") serves as sub-adviser. See "Management Of The Funds." In selecting securities for the Fund, CIIA will generally seek to allocate the Fund's assets among companies based in 8-12 different foreign countries. It is the present intention of CIIA to invest primarily in the securities of companies based in (a) countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"), (b) countries which the sponsor of the EAFE Index has announced it will include in the EAFE Index, and (c) Canada. As of April 30, 1997, the EAFE Index included the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

       Under normal conditions the Fund will maintain no less than 65% of its total assets in the equity securities of companies based in at least five of the aforementioned countries. The 65% figure represents a minimum level of investment under normal circumstances. The actual level of investment will, of course, fluctuate in accordance with CIIA's assessment of market conditions. Ordinarily, the Fund will not invest more than 50% of its total assets in the securities of companies based in Japan, nor more than 30% of its total assets in the securities of companies based in the United Kingdom. The Fund will not ordinarily invest more than 25% of its total assets in any other single developed country, such as Australia, Canada, France or Germany.

       The Fund may invest up to 15% of its total assets in the equity and convertible debt securities of companies based in (a) developing countries as defined by the Morgan Stanley Capital International Emerging Markets Index (Global) (the "Emerging Markets Index"), (b) countries which the sponsor of the Emerging Markets Index has announced it will include in the Emerging Markets Index, and (c) other countries which, in the opinion of CIIA, are generally considered to be an emerging or developing country by the international financial community. As of April 30, 1997, the Emerging Markets Index included the following countries: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

       While the Fund intends to invest primarily in the securities of companies based in countries included in the EAFE Index and in securities of emerging market issuers, it will not necessarily invest its assets according to the percentage weightings assigned by any index to a particular country or company; the Fund is actively managed and is not an index fund. Since Malaysia is included in both the EAFE Index and is regarded as an emerging market, securities of companies based in Malaysia will not be included in the 15% limitation noted above.

       The Fund intends to invest principally in the securities of companies which CIIA believes possess a strong financial base and have opportunities for growth within expanding international economies and markets. In determining the appropriate distribution of investments among various countries, CIIA ordinarily considers various factors, including, but not limited to: prospects for relative economic growth; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; and the range of individual investment opportunities available to the international investor. CIIA's expectations with respect to currency movements are also considered in evaluating investment in each country. While CIIA does not generally hedge against currency risks, the Fund may from time to time engage in foreign exchange transactions to hedge the Fund's exposure to changes in foreign currency relative to the U.S. dollar. See "Certain Investment Strategies and Policies -- Foreign Exchange Transactions." Once CIIA has determined that a particular country has favorable investment characteristics, CIIA seeks to identify
       (a) those economic sectors within the national economy that have the potential for strong and sustainable growth and (b) those companies that stand to benefit from this expected outcome. In this regard, CIIA seeks to focus on long-term political, demographic, and sociological change to anticipate important valuation shifts in securities prices.

       In appropriate circumstances, such as when a direct investment by the Fund in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Fund may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. Since the Fund's shareholders would be subject to additional fees, including management fees, for any asset so invested, CIIA will invest in such closed-end investment companies only where, in its opinion, the potential returns justify incurring the additional expense.

       The Fund may invest in convertible preferred stock and convertible debt when, in the opinion of CIIA, the yield or conversion price makes investment in such instruments more attractive than investment in the underlying equity security. The Fund will limit investments in convertible debt securities to 10% of the Fund's net assets. The Fund will dispose of any bond, as soon as practicable consistent with achieving an orderly disposition, that would cause the Fund to hold more than 5% of its net assets in bonds rated below investment grade (i.e., bonds rated BB or Ba or below by S&P or Moody's or, if not so rated, which in the opinion of CIIA are of comparable quality).

       Under normal conditions the Fund will maintain 0 - 20% of its total assets in government obligations, cash or high quality money market instruments (such as banker's acceptances, certificates of deposit, time deposits, and commercial paper), each of which may be denominated in U.S. dollars or foreign currencies. The Fund will not invest more than 20% of its assets in obligations issued by a single foreign government, its agencies and instrumentalities.

       S&P 500 Index Fund

       The objective of the Fund is to achieve long-term growth of capital by investing primarily in common stocks of companies in the S&P 500. The Fund will invest in these common stocks in approximately the same proportions as they are represented in the S&P 500. Under normal conditions, the Fund will invest at least 80% of its total assets in common stocks of companies which compose the S&P 500. The Fund is designed as a long-term investment vehicle.

       The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the S&P 500 has a unique weighting, depending on the number of shares outstanding and its current price.

       The Fund is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

       While the Fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the Fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P 500. In addition, while CIGNA Investments generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the Fund's stock portfolio to mirror the S&P 500 exactly. For instance, the Fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the Fund anticipates holding at least 480 of the S&P 500 Index issues at all times. The common stock of CIGNA Corporation is in the S&P 500. CIGNA Investments is an indirect, wholly-owned subsidiary of CIGNA Corporation. The S&P 500 Index Fund will invest its assets in CIGNA Corporation stock approximately in proportion to the percentage CIGNA Corporation stock represents in the S&P 500. CIGNA Corporation and Standard and Poor's Corporation have no control over each other.

Pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, the Fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as certificates of deposit, commercial paper, commercial loan participations, bankers' acceptances, U.S. Government obligations and repurchase agreements.

S&P 500/R/ is a trademark of Standard & Poor's Corporation ("S&P") and has been licensed for use by the Fund.


The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to CIGNA Investments or the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to CIGNA Investments or the Fund. S&P has no obligation to take the needs of CIGNA Investments or the Fund or the record or beneficial owners of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the Fund or the pricing of the Fund's shares or in the determination or calculation of the equation by which the Fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CIGNA INVESTMENTS, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF

MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


CERTAIN INVESTMENT STRATEGIES, AND POLICIES
------------------------------------------------------------------------
In pursuit of its objectives and policies, one or more of the Funds may employ one or more of the following strategies in order to enhance investment results:

Money Market Instruments. (All Funds) When deemed appropriate for temporary, defensive purposes, each of the Funds except the S&P 500 Index Fund may hold substantially all of its assets in the form of cash or cash equivalent money market instruments described in the appendix to this prospectus ("Money Market Instruments."). The S&P 500 Index Fund may invest in Money Market Instruments pending investment of cash in common stocks or to meet anticipated short-term cash needs. Of course, the Money Market Funds invest exclusively in Money Market Instruments.

Regulatory Compliance - Money Market, Treasury Obligations Cash and Government Obligations Cash Funds (the "Money Market Funds").

The Money Market Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in this prospectus and the Statement of Additional Information, in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the 1940 Act. In particular, the Funds intend to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, each Fund will limit its investments to securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. Each Fund will determine the effective maturity of its investments according to Rule 2a-7. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of their shareholders.

Securities Issued on a When-Issued or Delayed Delivery Basis. (All Funds) Funds may purchase securities on a "when-issued" basis, that is, delivery of and placement for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Funds also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to Federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. Each Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or high grade securities in an amount equal to the when-issued commitment. If the market value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities. For a more complete description of when-issued securities and delayed delivery transactions see the Statement of Additional Information.

Dollar Roll Transactions. (Income Fund and Government Securities Fund only) In order to enhance portfolio returns and manage prepayment risks, the Income Fund and the Government Securities Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

Dollar roll transactions involve the risk that the market value of the securities the Fund has committed to purchase may decline below the price of the securities that the Fund has sold. In the event the buyer of securities in a dollar roll transaction files for bankruptcy, or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities from the bankrupt party.

Obligations Issued or Guaranteed by U.S. Government Agencies. (Money Market Fund, Government Obligations Cash Fund, Government Securities Fund and Income
Fund)

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as GNMA participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. The obligations of these other agencies and instrumentalities are supported by:

     . the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury (for example, obligations of the Federal Home Loan Bank);

     . discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality (for example, obligations of the Federal National Mortgage Association ("FNMA"); or

     . the credit of the agency or instrumentality (for example, obligations of the Student Loan Marketing Association.

The Funds may invest in mortgage-backed securities, including GNMA Certificates and pass-through securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA Certificates represent a part ownership in pools of mortgage loans which are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. As mentioned above, the timely payment of interest and principal on the GNMA Certificates is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC, which guarantee payment of interest and principal on their securities, are supervised by the U.S. Government. Securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government; however, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. Mortgage-backed securities consist of interests in underlying mortgages with maturities of up to thirty years. Mortgage-backed securities may have maturities shorter than anticipated if the underlying mortgages are prepaid. This prepayment feature will make such mortgage-backed securities less effective than other types of securities as a means of locking in attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. At the time principal payments or prepayments are received by the Fund, prevailing interest rates may be higher or lower than the current yield of the Fund. As a result, GNMA certificates and other mortgage-backed securities will have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayment of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.


Illiquid Securities. (All Funds except Government Securities Fund) A Fund may invest up to 15% of its net assets (10% of the net assets of the Money Market Funds,) in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at approximately the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities the level of illiquidity in a Fund may increase. CIGNA Investments determines the liquidity of each Fund's investments. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

Investments In Foreign Securities. (All Funds except Government Securities Fund, Treasury Obligations Cash Fund, Government Obligations Cash Fund and S&P 500 Index Fund) A Fund may invest up to 25% of its total assets (50% for the Money Market Fund and 100% for the International Stock Fund) in Canadian and other foreign securities, although the Money Market Fund may only invest in foreign securities denominated in U.S. dollars and the Income Fund may only invest up to 15% of its total assets in foreign securities denominated in foreign currencies. To the extent it invests in securities denominated in foreign currencies, a Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These Funds (other than the Money Market Fund) may invest in securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depository Receipts ("GDRs"), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities. ADRs are dollar-denominated receipts issued generally by a domestic bank and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over the counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors Regarding Foreign Securities" below.

Risk Factors Regarding Foreign Securities. (All Funds except Treasury Obligations Cash Fund, Government Obligations Cash Fund Government Securities Fund and S&P 500 Index Fund) Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below.

     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation, confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies that are not registered with the Securities and Exchange Commission are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about such foreign securities than is available about domestic securities. Foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs and other administrative costs may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     Emerging Markets Risk (International Stock Fund). The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because certain securities of foreign issuers that the Fund will hold may be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.

     Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments by a Fund in ADRs, GDRs, EDRs or similar securities also may entail some or all of the risks described above.

Foreign Exchange Transactions. (All Funds except Money Market Funds, Government Securities Fund and S&P 500 Index Fund) Each of these Funds has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those countries. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

The Funds may purchase and sell options on futures contracts, forward contracts or futures contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. Each Fund's dealings in foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. The Funds will not speculate in foreign exchange. No Fund will commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets which it could invest in foreign securities.

Investments by a Fund in ADRs, GDRs, EDRs or similar securities also may entail some or all of the risks described above.

Futures Contracts and Related Options. (S&P 500 Index and International Stock
Fund) ("Equity Funds") (High Yield, Government Securities and Income Funds) ("Debt Funds").

The S&P 500 Index Fund may invest in stock index futures having an aggregate face value of up to 20% of the Fund's total assets in order to simulate full investment in underlying S&P 500 stocks to obtain full market exposure immediately upon receiving cash pending investment in common stocks of companies in the S&P 500, to limit transaction costs should invested assets need to be sold to meet redemption requests, to limit transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying equity security or index. The other Equity Fund may enter into stock index futures contracts as a hedge against changes in the values of the securities held or which a Fund intends to purchase. Similarly, each of the Debt Funds may purchase and sell interest rate futures contracts or purchase and sell options on such contracts to hedge its portfolio of debt securities against changes in interest rates. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or, in the case of stock index futures contracts, by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

The Funds may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract generally may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract. See the information set forth below and the Statement of Additional Information for information on the risks associated with these investments.

The Funds' use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Funds may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the entity's principal regulator (in the case of the Funds, the Securities and Exchange Commission) to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value (i.e., the net asset value) of the applicable Fund's portfolio. For further information regarding futures contracts and options thereon, see the Statement of Additional Information.

The use of futures contracts and options may involve risks not associated with other types of instruments which the Funds intend to purchase. In particular, a Fund's positions in futures contracts and options may be closed out only on an exchange which provides a liquid secondary market therefor, and there can be no assurance that a liquid secondary market will exist for any particular futures contract or option. The inability to close out options and futures positions could have an adverse impact on a Fund's ability to effectively hedge its securities and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. A Fund's ability to hedge effectively through transactions in futures contracts or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. It is possible that there may be an imperfect correlation between the hedging instrument and the hedged securities, which could result in an ineffective hedge and a loss to a Fund. See the Statement of Additional Information for a further description of the Funds' investments in futures contracts.

Non-Investment Grade Debt Securities. (High Yield Fund and Income Fund). The High Yield Fund, and to a lesser extent the Income Fund, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility of junk bonds and of the value of shares of the above-named Funds, and increased issuer defaults on junk bonds.

In addition many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or accrued interest or to receive payments when senior securities are in default.

The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Generally, prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

Borrowing. (All Funds). Each Fund may borrow from banks or through reverse repurchase agreements to the extent permitted by the 1940 Act. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Under the 1940 Act as currently in effect, a Fund may borrow from any lender only for temporary purposes in an amount not exceeding 5% of its total assets, and may borrow from a bank in an amount not exceeding 33 1/3% of its total assets.


Lending of Portfolio Securities. (All Funds). In order to generate additional income, each Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. Each Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which CIGNA Investments or CIIA, as applicable, has determined are creditworthy under guidelines established by the Funds' Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Portfolio Turnover. (All Funds except Money Market Funds and S&P 500 Index
Fund). Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. It is anticipated, given the S&P 500 Index Fund's policy of attempting to replicate composition and performance, before expenses, of the S&P 500, that portfolio turnover will be lower than that of an actively managed fund. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends and Capital Gains Distributions."

INVESTMENT RESTRICTIONS
---------------------------------------------------------------
Each Fund's investment objective, as set forth under "Investment Objectives," and the investment restrictions listed below are among each Fund's fundamental policies, that is, subject to change only by shareholder approval. See the Statement of Additional Information for other investment restrictions. All policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval.

A Fund may not:

1. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets (taken at market value at the time of such investment) to be invested in the securities of such issuer except (a) U.S. Government securities including securities issued by its agencies and instrumentalities (or repurchase agreements with respect thereto), and (b) with respect to the Money Market Funds, to securities or obligations issued by U.S. banks.

2. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer (taken at the time of such investment), to be held by the Fund.

3. Concentrate 25% or more of its total assets in a particular industry. Investing in cash or high quality money market instruments, for temporary defensive purposes, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by these instruments shall not be considered investments in a particular industry. In addition, each Money Market Fund may invest up to 100% of its assets in the domestic banking industry.

4. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow to the extent permitted by the 1940 Act, and pledge, mortgage or hypothecate its assets in connection therewith, and (ii) enter into transactions in options, futures and options on futures and other derivative instruments (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts, and commitments entered into under swap agreements or other derivative instruments will not be deemed to be pledges of a Fund's assets).


PURCHASE AND REDEMPTION OF SHARES
---------------------------------------------------------------
General Information

The Funds presently offer two methods of purchasing shares (institutional class and retail class), enabling the Funds to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as Fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the Funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale.

Institutional Shares

Institutional shares of any Fund will be offered to employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, as well as 403(b) custodial accounts for non-profit and charitable organizations; corporations; banks; trust companies; savings and loan associations; broker-dealers; insurance companies; charitable foundations; and other institutional investors.

Retail Shares

Retail shares may be purchased by employer-sponsored retirement or savings plans, individuals, IRAs or any other investor who wants the additional personal services provided to shareholders of the retail class. The retail class of each Fund will pay the costs associated with the additional services provided to retail class shareholders.

       HOW TO PURCHASE SHARES

       Shares of each Fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the Fund's net asset value per share (see "Pricing of Shares"). The Funds do not issue share certificates.

       Retirement and Savings Plan Participants

       One or more of the Funds may be available as investment options in employer-sponsored retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a CIGNA Fund as an investment option.

       Brokerage Account Purchases

       All investors other than employer sponsored retirement or savings plan participants must purchase shares through CIGNA Financial Advisors, Inc. ("CFA"). Orders placed through your brokerage representative are priced as of the close of business on the day the order is received by CIGNA Funds Shareholder Services or the transfer agent, provided the order is received by 4:00 p.m. Eastern Time. Brokerage representatives are responsible for the prompt transmission of purchase and redemption orders
       placed through them by shareholders.   A completed Application is
       required to establish a new brokerage account. Purchase orders must be accepted by CFA. CFA reserves the right to reject any purchase order. Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling your dealer representative at 1-800-XXX-XXXX.

       Additional Information:

       Each Fund reserves the right to limit purchases of shares for any one account or related accounts to 2% of the total net asset value of the Fund, or may refuse to sell shares of the Fund to any person.

       HOW TO REDEEM SHARES

       Retirement and Savings Plan Participants.

       Plan participants should contact their plan administrator for information on how to redeem Fund shares.

       Brokerage Account Redemptions.

       All other investors must redeem shares through their brokerage account with CFA. A signature guarantee may be required before payment can be made on redemption orders. For additional information regarding redeeming shares from your brokerage account, call your dealer representative at 1-800-XXX-XXXX.

       Further Redemption Information.

       Redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The Funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of Fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

       Each of the Funds reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission ("SEC") may permit.

       TELEPHONE SERVICES

       If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator.

       All other investors should call 1-800-XXX-XXXX for account information or to speak to their dealer representative.

       MAKING EXCHANGES

       Shares of a Fund may be exchanged for shares of the same class of another Fund based on the respective net asset values of the shares involved. An exchange order is treated the same as a redemption followed by a purchase. Each Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.

       Retirement and Savings Plan Participants.

       Retirement plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the Funds only as permitted by the applicable retirement plan. Participants' plan administrators can explain how frequently exchanges are allowed.

       Brokerage Accounts

       Shareholders with CFA brokerage accounts may obtain additional information regarding exchanging shares in their brokerage account by calling their dealer representative at 1-800-XXX-XXXX.


       PRICING OF SHARES
       --------------------------------------------------------------------

       The net asset value of each class of a Fund is calculated by the Funds' custodian, State Street, by dividing the number of outstanding shares of such class into the net assets of the Fund attributable to that class. Net assets are the excess of a Fund's assets over its liabilities. Net asset value is determined as of 4:00 p.m. Eastern Time on each day the New York Stock Exchange ("NYSE") is open for trading and on any other day on which there is a sufficient degree of trading in a Fund's investments that the current net asset value of its shares might be materially affected. Portfolio securities and other assets are valued on the basis of market quotations or, if quotations are not readily available, by a method that the Trust's Board of Trustees believes accurately reflects fair value. Orders for purchases and redemption will not be processed if received when the NYSE is closed. The NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

       Equity securities, including warrants, that are listed on a securities exchange or that are part of the Nasdaq National Market are generally valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and other equity securities actively traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price, which may be based upon valuations furnished by a pricing service or from independent securities dealers. High quality short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost to the extent that it is believed to approximate market value. Except for money market instruments owned by a Money Market Fund, which are valued at amortized cost, investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of a Fund, with the exception of futures contracts and options on future contracts, which are discussed below, are valued in good faith by, or under the authority of, the Board of Trustees of the

       Trust. The net asset value so computed applies to all purchase orders and redemption requests in the hands of State Street Bank and Trust Company, the Funds' custodian ("State Street") by 4:00 P.M., duly executed in accordance with applicable instructions, on the day of such determination. Any orders received after such time are executed at the net asset value next determined.

       Futures Contracts

       Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

       Options on Futures Contracts

       The premium paid by a Fund for the purchase of a call or put option on futures contracts is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The current market value of a purchased option on futures contracts is generally the last reported sale price or, if no sales are reported, the last bid price. If an option on futures contracts which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If a Fund exercises a purchased put option on a futures contract, it realizes a gain or loss from the sale of the underlying futures contract and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a purchased call option on futures contracts, the cost of the futures contract which the Fund purchases upon exercise will be increased by the premium originally paid.

       Valuation of Money Market Investments (Money Market Funds)

       Money market investments are generally valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Funds to maintain their net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to page37
       continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The shareholders of a Fund will be notified prior to any such change, unless such change is only temporary, in which case the shareholders will be notified after the change. See the Statement of Additional Information for more information on amortized cost procedures.

       MANAGEMENT OF THE FUNDS

       =================================================================

       The investment adviser to each of the Funds is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies, including investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $70 billion. CIGNA Investments' mailing address is 900 Cottage Grove Road, Hartford, Connecticut
       06152.

       Pursuant to a Master Investment Advisory Agreement, the Trust, on behalf of the Funds, employs CIGNA Investments to manage the investment and reinvestment of the assets of the Funds.

       CIGNA Investments has a sub-advisory agreement with CIIA, an indirect, wholly-owned subsidiary of CIGNA Corporation, for the International Stock Fund. CIIA's mailing address is Park House, 16 Finsbury Circus, London, England EC2M 7AX

       Subject to the control and periodic review of the Board of Trustees, CIGNA Investments (and CIIA with respect to the International Stock Fund) determines what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. CIGNA Investments is also responsible for overall management of the business affairs of the Trust and the Funds.

       As full compensation for the investment management and all other services rendered by CIGNA Investments and any sub-adviser, each Fund pays CIGNA Investments a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: Government Securities Fund - 0.50%, Income Fund - 0.50%; High Yield Fund - 0.75%; S&P 500 Index Fund - 0.25%; Money Market Fund - 0.35%; Government Obligations Cash Fund - 0.35%; Treasury Obligations Cash Fund - 0.35%, and International Stock Fund - 0.80%.

                                                                          page38

       Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by CIGNA Investments, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance, compensation of trustees not affiliated with CIGNA Corporation and costs associated with maintaining legal existence. Trust-wide expenses not attributable to any particular Fund will be allocated among the Funds on a pro rata basis based upon each Fund's average net assets.

       CIGNA Investments has voluntarily agreed, until April 30, 1998, and thereafter to the extent described in the Funds' then-current prospectus, to reimburse the institutional and retail classes of each Fund to the extent that the annual operating expenses in any one year (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) exceed a percentage of the value of average daily net assets, as follows:


                                                  Institutional  Retail
                                                       Class      Class

       Money Market Funds                              .45         .70
       Treasury Obligations Cash Fund                  .45         .70
       Government Obligations Cash Fund                .45         .70
       Government Securities                           .70        1.00
       Income Fund                                     .70        1.00
       High Yield Fund                                 .90        1.20
       International Stock Fund                       1.10        1.45
       S&P 500 Index Fund                              .35         .45


       As long as these temporary voluntary expense limitations continue, they may lower the Funds' expenses and increase their respective yields. CIGNA Investments retains the ability to be repaid by a Fund if expenses fall below the specified limit prior to the end of the fiscal year. Unless otherwise specified, reimbursement arrangements can be terminated without notice.

       The investment management fee payable by the Funds in operation during 1996 and total Fund expenses during 1996, both as a percentage of average daily net assets, were as follows:


                                                          Total Fund
                                                            Expenses
                                                          (Excluding
                                                          Fee Waiver
                                Investment Management     And Expense
                                         Fee              Reimbursement)


                                                                          page39


       Money Market Fund                 .35%                 .69%
       Income Fund                       .50%                5.62%
       International Stock Fund          .80%                2.61%



       CIGNA Investments and CIIA investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

       State Street serves as transfer agent and dividend disbursing agent for the Funds. State Street is also custodian of the assets of the Funds.

       From time to time, the Funds may pay brokerage commissions on portfolio transactions to brokers who may be deemed to be affiliates of CIGNA Corporation under the 1940 Act. See the Statement of Additional Information for further details.

       Service Expenses - Retail Shares

       The retail class of each Fund has adopted a shareholder services plan. Under each plan, the retail class of each Fund is authorized to pay CFA, its affiliates or independent third-party service providers, up to $30 per shareholder account per year for providing particular services to the shareholders of the retail class of such Fund and/or maintenance of retail class shareholder accounts. The Board of Trustees of the Trusts may change the per account charge based upon its assessment of fair and reasonable fees.

       Investors who purchase retail class shares of a Fund will receive additional shareholder services, described below, that are not provided to the institutional class investors. In return for these services, the retail class shares shall bear the expense of the shareholder services plan. Because of the costs associated with the shareholder services plan, the performance of the retail class shares of each Fund will be lower than the performance of institutional class shares of that Fund.

       Service activities provided by CFA, its affiliates or third-party service providers to shareholders of retail class shares of a Fund may include: receiving, aggregating and processing shareholder or beneficial owner (collectively "shareholder") orders; furnishing shareholder subaccounting; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing various shareholder reports and confirmations for transactions by shareholders; and performing similar account and administrative services. For a more complete description of the shareholder services plan and its terms, see the Statement of Additional Information.

       Portfolio Management

       The individuals who are primarily responsible for the day-to-day management of each of the Funds (other than the Money Market Funds and the S&P 500 Index Fund) and their occupations for the past five years are described below:

       Government Securities Fund. Thomas J. Bowen is a Managing Director of CIGNA Investments and has been the portfolio manager of the Fund since its inception. Mr. Bowen has been a Managing Director of CIGNA Investments since 1990.

       High Yield Fund. Alan C. Petersen has been a Managing Director of CIGNA Investments since 1990. Mr. Petersen has been the portfolio manager of the Fund since its inception. Mr. Petersen also manages CIGNA High Income Shares, a closed-end management investment company that invests primarily in high yield, high risk securities.

       Income Fund. Thomas R. Foley has been a Managing Director of CIGNA Investments since 1995, and has been the portfolio manager of this Fund since 1991. From 1990 to 1995, Mr. Foley was a Vice President of CIGNA Investments. Mr. Foley also manages INA Investment Securities, Inc., a closed-end management investment company managed by CIGNA Investments that invests primarily in investment grade bond investments.

       International Stock Fund. Lee Mickelburough is Senior Portfolio Manager and Head of London Office Equities for CIIA, the sub-adviser to this Fund. Since 1989, Mr. Mickelburough has held various positions with CIGNA International Investment Advisers Australia Limited, starting as Portfolio Manager and moving to Resident Director and Head of Australia office. Mr. Mickelburough has been the portfolio manager of this Fund since its inception in 1993.

       Distributor

       CFA acts as the principal underwriter and distributor of each Fund's shares pursuant to a distribution agreement with the Funds. CFA will pay the cost of printing and mailing prospectuses and sales literature to potential investors and any advertising expenses incurred by it in connection with its distribution of shares of the Funds.


       PERFORMANCE INFORMATION
       ----------------------------------------------------------------------

       Each Fund's and class's investment performance may from time to time be included in advertisements about that Fund. Mutual fund performance is commonly measured as total return and/or yield.

       Total return quotations will, unless otherwise indicated, be calculated according to a standard formula described in regulations issued by the SEC. This formula equates an amount invested in a Fund at the beginning of a stated period to the value of that investment (assuming reinvestment of all dividends and capital gains) at the end of the period. The resulting return quote is an average annual total return across the stated period. Due to the deduction of the shareholder service fee, performance of the retail class of each Fund will be lower than the performance of the institutional class of each Fund.

       In addition, each Fund may calculate its total return pursuant to non-standard formulas (such as a cumulative return across a stated period), provided that standard return quotes for the one-, five- and ten-year periods (or from the Fund's inception, if shorter) ending no earlier than the end of the last calendar quarter are illustrated with equal prominence.

       Yield quotations for all Funds will be calculated according to the applicable standard formula described in regulations issued by the SEC. Yield refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. For all Funds except the Money Market Funds, the formula is based upon a stated 30-day period. Net investment income for the period is divided by the maximum offering price on the last day of the period, multiplied by the average number of shares outstanding during the period. The resulting figure is then compounded semiannually. The net investment income for this purpose is generally different from net investment income determined in accordance with generally accepted accounting principles.

       For the Money Market Funds, the applicable formula is based on a stated seven-day period. The change in value of a hypothetical pre-existing account across the stated period (assuming reinvestment of dividends) is divided by the value of such an account at the beginning of the period. The result is then multiplied by 365/7. This yield is an annualized yield. The Fund may also calculate its effective annualized yield by adding

       "1" to the annualized yield, raising the sum to a power equal to 365/7, and subtracting "1" from the result.

       Also, each Fund may compare its performance in advertisements, sales literature and reports to shareholders to applicable market indices, such as the S&P 500, the Dow Jones Industrial Average, the NASDAQ OTC Composite or the EAFE Index (Equity Funds), the Shearson Lehman Brothers Government/Corporate Bond Index, the Shearson Lehman Brothers High Yield Bond Index or the First Boston High Yield Index (Debt Funds) and Donoghue Money Market Institutional Averages (Money Market Funds). Each Fund may also compare its performance to performance data of similar mutual funds as published by services such as Lipper Analytical Services, Inc., Morningstar, Inc. and Donoghue's Money Fund Average. Each Fund may also include in performance information evaluations of the Fund published by nationally recognized financial publications.

       Set forth below are certain performance data relating to all high yield bond portfolios which have been managed with full investment authority by Alan Petersen, portfolio manager of CIGNA High Yield Fund, and which have the same investment objective and use substantially similar investment strategies, policies and techniques that are used for CIGNA High Yield Fund. The performance information set forth below reflects past performance and is not necessarily indicative of the future performance of CIGNA High Yield Fund.

            COMPOSITE PERFORMANCE/1/ SHOWING AVERAGE ANNUAL TOTAL RETURNS/2/ FOR VARIOUS PERIODS ENDED DECEMBER 31, 1996

                 One Year.....................      13.62%
                 Three Years..................      10.00%
                 Five Years...................      13.26%
                 Ten Years....................      10.72%

            COMPOSITE/3/ PERFORMANCE SHOWING ANNUAL TOTAL RETURNS/4/ FROM JANUARY 1, 1986 THROUGH DECEMBER 31, 1995

                 Year Ended December 31, 1996 .     13.62%
                 Year Ended December 31, 1995 .     18.41%
                 Year Ended December 31, 1994 .     -1.10%
                 Year Ended December 31, 1993 .     18.56%
                 Year Ended December 31, 1992 .     18.11%
                 Year Ended December 31, 1991 .     42.06%
                 Year Ended December 31, 1990 .    -11.99%
                 Year Ended December 31, 1989 .     -0.81%
                 Year Ended December 31, 1988 .     16.47%
                 Year Ended December 31, 1987 .      2.76%
                 Year Ended December 31, 1986 .     15.88%

       Performance data is historical, and therefore should not be considered a representation of future results, and should be


--------------------

/1/ The performance presented is that of Connecticut General Life Insurance Company Separate Account 70, which commenced operations in December 1990, CIGNA High Income Shares, which commenced operations in September 1988, AIM High Yield Fund, which commenced operations in June 1978, and The Ministers and Missionaries Benefit Board of the American Baptist Churches, managed by CII from June 1990 through February 1992. CII ceased management of AIM High Yield Fund in September 1995. The performance presented includes the performance of AIM High Yield Fund through September 1995.

/2/ The information is the average annual total return for the periods indicated, assuming reinvestment of all net investment income and taking into account annual operating expenses of 1.20% of average daily net assets, which is the current expense ratio for the retail class of CIGNA High Yield Fund, after expense limitations.

/3/ Performance presented for the period from January 1986 through September 1988 is solely of AIM High Yield Fund.

/4/ The information is the annual total return for the periods indicated, assuming reinvestment of all net investment income and taking into account annual operating expense of 1.20% of average daily net assets, which is the current expense ratio for the retail class of CIGNA High Yield Fund, after expense limitations.

       considered in light of each Fund's investment objective(s) and policies, characteristics of its portfolio and periods selected.
       DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
       ----------------------------------------------------------------
       The Funds declare and distribute dividends representing substantially all net investment income as follows:

                                     Dividends        Dividends
                                     Declared           Paid
                                     ---------        ---------

       Money Market Funds            daily            monthly
       Government Securities Fund    daily            monthly
       Income Fund                   daily            monthly
       High Yield Fund               daily            monthly
       Global Bond Fund              daily            monthly
       International Stock Fund      annually         annually
       S&P 500 Index Fund            annually         annually


       Substantially all net realized capital gains, if any, are distributed on an annual basis, except for the Money Market Funds, which include realized gains and losses in their daily declarations of dividends from net investment income.

       All such distributions will be automatically reinvested for you in shares of the Fund issuing the distribution at the net asset value determined on the record date or, if you have so elected on forms approved by the Funds, will be paid in cash to you or to someone you designate, either by check or automatic deposit into a bank checking account.

       TAX MATTERS
       ----------------------------------------------------------------

       Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. Each Fund intends to satisfy requirements under the Code relating to the distribution of net income so that, in general, the Fund will not be subject to Federal income tax ("FIT").

       Each Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. The Funds intend to make sufficient distributions to avoid this excise tax.

       Distributions of net investment income and of any net short-term capital gain are taxable as ordinary income to shareholders, whether received in cash or reinvested in shares. Distributions of net capital gain, if properly designated as capital gain dividends by a Fund, generally are taxable to shareholders as long-term capital gain, regardless of how long the shares have been held, and are not eligible for the corporate dividends-received deduction. Distributions of net investment income and net capital gains will be taxable as described above whether received in cash or reinvested in shares. Shortly after the end of each year, the Fund will inform shareholders of the amount and FIT treatment of all distributions paid during the year. Dividends declared to shareholders of record on a date in October,November, or December will be taxable to shareholders in the yeardeclared, as long as the Fund pays the dividends no later than January of the following year.

       Upon a sale or redemption of Fund shares, a shareholder who is not a dealer in securities will realize gain or loss which generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, if a shareholder disposes of shares held for six months or less, any loss realized will be characterized as long-term capital loss to the extent of any capital gain dividends (or undistributed capital gain) made (or credited) to such shareholder prior to such disposition.

       Tax-exempt shareholders will generally not be subject to FIT on amounts distributed to them.

       Pursuant to the Code and IRS regulations, each Fund will withhold FIT at a rate of 31% from ordinary income dividends and capital gain distributions, and from redemption payments made to any shareholder who fails to furnish a correct taxpayer identification number, or, in certain cases, fails to properly report income for FIT purposes.

       Distributions may also be subject to state and local taxes depending on each shareholder's tax situation. Shareholders should consult their tax advisers regarding the particular tax consequences of investing in the Funds.

       Government Securities Fund: The Fund generally pays dividends to its shareholders based upon its financial statement income. Certain ordinary income dividends may be treated as a return of capital to shareholders for tax purposes as a result of different tax and financial statement treatments of certain mortgaged-backed securities. The Fund will inform each shareholder of the percentage of dividends received which are treated as a return of capital following the end of each year.

       Debt Funds: For FIT purposes, the Funds report imputed interest on certain securities as income, even though a Fund may receive no cash interest payments until the securities' maturity or payment dates.

       THE TRUSTS, THEIR SHARES AND BOARD OF TRUSTEES
       -----------------------------------------------------------------

       The Trusts currently offer eight series of shares. The Board of Trustees of the Trusts is authorized in each Trust's Master Trust Agreement to create new series of shares without the necessity of a vote of shareholders of either Trust. There is a remote possibility that one Fund might become liable for a misstatement in the prospectus about another Fund. The capitalization of the Trusts consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

       The institutional class and the retail class of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses and exchange privileges and the retail class has exclusive voting rights on matters pertaining to the shareholder services plan.

       Under Massachusetts law, each Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of their Trust. However, each Trusts' Master Trust Agreement disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. Each Master Trust Agreement provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

       Under the Master Trust Agreements no annual or regular meetings of shareholders are required. Meetings of shareholders of a series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Master Trust Agreement. It is not expected that shareholder meetings will be held annually.

       Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any Fund. On any matter submitted to a vote of shareholders of a Trust, all shares of that Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class would be required.

       Shareholders of a Fund or class would not be entitled to vote on any matter which does not affect that Fund or class but which would require a separate vote of another Fund or class.

       When issued, shares of a Fund are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees of such Trust and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

       Each Master Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows:
       (a) any trustee may resign or retire; or (b) any trustee may be removed by a vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

       A majority of the trustees is not affiliated with CIGNA Corporation or any of its subsidiary companies. The trustees meet quarterly to review the results of the Funds, to monitor investment activities and practices, and to review and act upon future plans for the Funds. The role of the trustees is not to approve specific investment purchases and sales, but rather to exercise a control and review function.


       APPENDIX
       -----------------------------------------------------------------
       Description of Money Market Instruments

       U.S. GOVERNMENT DIRECT OBLIGATIONS - Bills, notes, and bonds issued by the U.S. Treasury.

       U.S. GOVERNMENT AGENCIES SECURITIES - Certain Federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

       BANKERS' ACCEPTANCES - A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

       CERTIFICATES OF DEPOSIT - A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

       TIME DEPOSITS - A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

       COMMERCIAL PAPER - The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

       COMMERCIAL LOAN PARTICIPATIONS - Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and a Fund may invest in loans collateralized by mortgages on real property. Each Fund will limit its investments in commercial loan participations to those which are considered by the Trustees (with the advice of CIGNA Investments) to be of comparable quality to permitted commercial paper investments.

       REPURCHASE AGREEMENTS - A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a Fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government security serving as collateral for the loan.

       VARIABLE AND FLOATING RATE INSTRUMENTS - Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

       Descriptions of Rating Categories

       The following are descriptions of ratings assigned by Moody's and S&P to certain debt securities in which the High Yield Fund and, to a lesser extent, the Income Fund may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories.

       Moody's:
       -------

       Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       S&P:
       ---

       BB, B, CCC, CC, C - Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

    Custodian and Transfer Agent:                          CIGNA Funds

    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110                            Prospectus
                                                           May 1, 1997
    Investment Adviser:

    CIGNA Investments, Inc.
    900 Cottage Grove Road
    Hartford, Connecticut 06152

    Investment Sub-Adviser:

    International Stock Fund
    CIGNA International Investment Advisors, Ltd.
    Park House 16 Finsbury Circus
    London, England  EC2M 7AX

    Independent Accountants:

    Price Waterhouse LLP
    160 Federal Street
    Boston, Massachusetts 02110

    Principal Underwriter:

    CIGNA Financial Advisors, Inc.
    900 Cottage Grove Road
    Hartford, CT  06152



    [ART]

         C I G N A   I N S T I T U T I O N A L   F U N D S   G R O U P
         -------------------------------------------------------------

                                     A N D
                                     -----

                       C I G N A   F U N D S   G R O U P
                       ---------------------------------

     S T A T E M E N T   O F   A D D I T I O N A L   I N F O R M A T I O N
     ---------------------------------------------------------------------

                              M A Y  1,   1 9 9 7
                              -------------------



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for CIGNA Institutional Funds Group ("CIFG") and CIGNA Funds Group ("CFG") (the "Trusts") having the same date as the date of this Statement of Additional Information. Much of the information contained herein expands upon subjects discussed in the prospectus. No investment in shares of the Trusts should be made without first reading the prospectus. A copy of the prospectus of the Trusts may be obtained by writing to CIGNA Funds Shareholder Services, Hartford, Connecticut 06152-2210.

The financial statements for CIGNA International Stock Fund, the sole series of CIGNA Institutional Funds Group, and CIGNA Funds Group, for the year ended December 31, 1996, as contained in the Annual Reports to Shareholders, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the year ended December 31, 1996 have been examined by Price Waterhouse LLP, independent accountants, whose report thereon also is incorporated herein by reference.

CIGNA Funds Group/CIGNA Institutional Funds Group                         Page 1

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----
General Information About the Trusts....................................   3
------------------------------------
Investment Objectives and Policies......................................   3
----------------------------------
Futures Contracts.......................................................  15
-----------------
Options on Futures Contracts............................................  16
----------------------------
Risks as to Futures Contracts and Related Options.......................  17
-------------------------------------------------
Foreign Currency Transactions...........................................  18
-----------------------------
Investment Restrictions.................................................  23
-----------------------
Tax Matters.............................................................  25
-----------
Activities of Affiliated Companies......................................  28
----------------------------------
Control Persons and Principal Holders of Securities.....................  29
---------------------------------------------------
Management of the Trusts................................................  29
------------------------
Investment Advisory and Other Services..................................  32
--------------------------------------
Portfolio Turnover and Brokerage Allocation.............................  35
-------------------------------------------
Purchase, Redemption and Pricing of Securities..........................  37
----------------------------------------------
Dividends...............................................................  39
---------
Performance Information.................................................  39
-----------------------
Redemptions Paid in Cash................................................  42
------------------------
Classes of Shares.......................................................  43
-----------------
Underwriter.............................................................  43
-----------
Service Fees............................................................  43
------------
Description of Money Market Instruments.................................  44
---------------------------------------
Ratings of Securities...................................................  46
---------------------


CIGNA Funds Group/CIGNA Institutional Funds Group                         Page 2

GENERAL INFORMATION ABOUT THE TRUSTS
------------------------------------

The Trusts are Massachusetts business trusts. CIFG was organized pursuant to a Master Trust Agreement dated as of August 10, 1992, as amended from time to time. CFG was organized pursuant to a Master Trust Agreement dated April 10, 1985, as amended and restated by the First Amended and Restated Master Trust Agreement dated as of March 1, 1996. CIFG currently offers one series of shares (CIGNA International Stock Fund). CFG currently has seven series of shares (CIGNA Money Market Fund, CIGNA Treasury Obligations Cash Fund, CIGNA Government Obligations Cash Fund, CIGNA Government Securities Fund, CIGNA Income Fund, CIGNA High Yield Fund and CIGNA S&P 500 Index Fund). Each series is sometimes referred to in this Statement of Additional Information as a "Fund". CIGNA Funds Group was formerly known as CIGNA Annuity Funds Group. CIGNA Money Market Fund and CIGNA Income Fund, two series of CFG, were formerly known as CIGNA Annuity Money Market Fund and CIGNA Annuity Income Fund, respectively. Five additional series were added to CFG under the Amended and Restated Master Trust Agreement. The Board of Trustees of CFG and CIFG is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate series. They constitute the underlying assets of each series, are required to be segregated on the books of account, and are to be charged with the expenses with respect to such series. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as are declared by the Board. Upon any liquidation of a Trust, shareholders of each series of the Trust are entitled to share pro rata in the net assets belonging to that series available for distribution.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

The following information supplements the material contained in the prospectus regarding each Fund's investment objectives and policies.

Description of Money Market Instruments
---------------------------------------

U.S. GOVERNMENT DIRECT OBLIGATIONS--issued by the U.S. Treasury and include bills, notes, and bonds.


CIGNA Funds Group/CIGNA Institutional Funds Group                         Page 3

   . Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

   . Treasury notes are longer-term interest bearing obligations with original maturities of one to ten years.

   . Treasury bonds are longer-term interest bearing obligations with original maturities from ten to thirty years.

U.S. GOVERNMENT AGENCIES SECURITIES--Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. These agencies include the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the U.S. Government itself will pay interest and principal on securities as to which it is not legally obligated to do so.

BANKERS' ACCEPTANCES--A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. When the draft is accepted by a bank, the bank guarantees to pay the face value of the instrument on its maturity date. An investor can purchase a banker's acceptance in the secondary market at the going rate of discount for a specific maturity. In addition to purchasing bankers' acceptances from domestic branches and foreign branches of U.S. commercial banks, bankers' acceptances denominated in each case in U.S. dollars, may be purchased from foreign branches and U.S. branches of foreign banks having at least one billion dollars (U.S.) of assets. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--A certificate of deposit ("CD") is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Each Fund may invest in U.S. dollar denominated CD's issued by domestic branches and foreign branches of U.S. banks which are members of the Federal Reserve System; by foreign branches and U.S. branches of foreign banks and by U.S. domiciled savings and loan institutions having in each case at least one billion dollars (U.S.) of assets. CD's issued by foreign branches of U.S. banks are called "Eurodollar CD's" while CD's issued by U.S. branches of foreign banks are called "Yankee CD's."


CIGNA Funds Group/CIGNA Institutional Funds Group                         Page 4

COMMERCIAL LOAN PARTICIPATIONS--Each Fund will limit its investments in loan participations to those which are considered by the Fund's adviser, CIGNA Investments, Inc. ("CII"), or the Fund's sub-adviser to be of comparable quality to permitted commercial paper investments. These ratings are described under "Ratings of Securities." Further, for the purposes of each Fund's investment restrictions, each loan participation will be treated as an obligation of both the originating bank (or agent bank in the case of loans originated by a syndicate of banks) and the corporate borrower. In addition, each Fund may only invest up to 5% of the value of its total assets in loan participations.

Loan participations in which a Fund may invest may vary in legal structure. Occasionally, lenders assign to another institution both the lenders's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. Such novations are relatively rare since they typically require the consent of the borrower. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower. An active secondary market for particular loan participations may not develop, which would result in a substantial restriction on a Fund's ability to liquidate such participations prior to maturity.

REPURCHASE AGREEMENTS--Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. Under the terms of a typical repurchase agreement, a Fund purchases an underlying U.S. Government security, including securities issued or guaranteed by the U.S. Treasury or agencies and instrumentalities of the U.S. Government, for a relatively short period (most likely overnight and usually not more than five days) subject to an obligation of the seller to repurchase, and the Fund to resell, the security at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Funds may enter into repurchase agreements with banks having $1 billion or more of assets and with broker/dealers having net capital of $100 million or more. The Funds require that the counter-party's obligation under repurchase agreements be sufficiently collateralized so that the value of the underlying collateral securities at least equals the amount of the repurchase agreement. Also, the Funds require that the underlying securities be


CIGNA Funds Group/CIGNA Institutional Funds Group                         Page 5
held by the custodian of Fund assets, either physically or under the Federal Book Entry System.

Repurchase agreements could involve certain risks in the event of default or insolvency of the repurchasing bank or broker/dealer, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. CII, in accordance with procedures adopted by the Board of Trustees of the Trust, monitors and evaluates the credit-worthiness of banks and dealers with which the Funds engage in repurchase agreements.

TIME DEPOSITS--A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. U.S. dollar denominated time deposits may be purchased from domestic branches and foreign branches of U.S. banks which are members of the Federal Reserve System (not including savings and loan institutions) and from foreign branches and U.S. branches of foreign banks having at least one billion dollars (U.S.) of assets.

U.S. dollar denominated certificates of deposit, time deposits and bankers' acceptances issued by foreign branches of U.S. banks or by foreign banks either in the U.S. or abroad may present investment risks in addition to the risks involved in investments in obligations of, or guaranteed by, domestic banks. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions. Generally, foreign branches of U.S. banks and U.S. branches of foreign banks are subject to fewer U.S. regulatory restrictions than are applicable to domestic banks, and foreign branches of U.S. banks may be subject to less stringent reserve requirements than domestic banks. U.S. branches of foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards as, domestic banks. Foreign branches of foreign banks generally would not be subject to any U.S. regulatory restrictions or disclosure, financial recordkeeping or accounting requirements.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other business entities. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. domiciled issuers. Commercial paper may also be purchased from foreign issuers issued either in the U.S. ("Yankee" commercial paper) or abroad if, in any case, such paper is denominated in U.S. dollars.

OTHER CORPORATE OBLIGATIONS--Each Fund may purchase notes, bonds and debentures issued by corporations and other business entities. However, the Money Market Funds will purchase such obligations only


CIGNA Funds Group/CIGNA Institutional Funds Group                         Page 6
if at the time of purchase there are 397 days or less remaining until maturity or if they carry a variable or floating rate of interest.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, or state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

Description of Income Instruments for the High Yield Fund
---------------------------------------------------------

As noted in the prospectus, the Fund purchases principally debt securities that are rated Ba or lower by Moody's or BB or lower by S&P.

Included among the high-yield, high risk securities in which the Fund may invest are securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type constituting high-yield, high risk securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility. Commissions and underwriting spreads associated with the purchase of high-yield, high risk bonds are typically higher than those associated with the purchase of high grade bonds.

The Fund may also invest in preferred stocks with yields that are attractive, provided that such investments are otherwise consistent with the investment objective and policies of the Fund. A preferred stock is an equity security that entitles the holders to a priority in liquidation over holders of the issuer's common stock. In liquidation, the holders of preferred stock are subordinate to the holders of the issuer's debt obligations. Typically, preferred stocks include the right to receive regular dividend payments and may also include conversion rights, put and call obligations and other features. In determining whether to invest in any particular stock, CII will consider all relevant factors, including the dividend yield, its conversion features, if any, its liquidity, and the overall


CIGNA Funds Group/CIGNA Institutional Funds Group                         Page 7
financial condition of the issuer. Under normal circumstances, the Fund will not invest more than 10% of its assets in preferred stock.

The Fund may invest up to 15% of its total assets in "private placements," i.e., securities that are subject to restrictions on resale because they have not been registered under the securities Act of 1933, as amended (the "1933 Act"). Privately placed securities, which include securities eligible for resale under Rule 144A under the 1933 Act, ordinarily can be sold by the Fund in privately negotiated transactions to a limited number and/or particular type of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 act. Private or public sales of such securities by the Fund are likely to involve delays and expenses. Private sales require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. For these reasons, restricted securities are less liquid than registered securities and certain restricted securities may be illiquid. The lack of third party evaluation of the credit quality of these securities and the possibility of a less liquid secondary market because of restrictions placed by some investors with respect to the purchase of non-rated securities may also increase the risk to investors.

The Fund will not acquire common stocks, except when (i) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interest of the same or different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

Description of Income Instruments for the Income Fund
-----------------------------------------------------

In pursuing its investment objective, the Income Fund will principally invest in the following types of interest-bearing securities:

   (1) Marketable debt securities that are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB); see "Ratings of Securities."

   (2) U.S. Government securities, as described below.

   (3) Obligations of, or guaranteed by, U.S. banks or bank holding companies, which obligations are considered by CII to have



CIGNA Funds Group/CIGNA Institutional Funds Group                         Page 8
       investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

   (4) Money market instruments eligible for purchase by the Money Market Fund, which instruments are considered by CII to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

   (5) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

The balance of the Income Fund's assets may be invested in other fixed-income securities, including straight debt and convertible debt securities and preferred stock. Investment positions may be held in common stock and similar equity securities (including warrants or rights to purchase equity investments as described below) when they are acquired as parts of units with fixed-income securities or upon exercise of such warrants or rights or upon the conversion of such securities. The Income Fund also may purchase and sell interest rate futures contracts and purchase options on futures contracts as described under "Futures Contracts" and "Options on Futures Contracts."

U.S. Government securities include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than ten years. The Federal agencies established as instrumentalities of the U.S. Government to supervise and finance certain types of activities include the Federal Home Loan Banks, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Land Banks, the Small Business Administration, the Export-Import Bank, the Federal Intermediate Credit Banks and the Bank for Cooperatives.

U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others. The Fund will not invest in obligations of the Asian Development Bank, the Inter-American Development Bank or the International Bank for Reconstruction and Development (World Bank).



CIGNA Funds Group/CIGNA Institutional Funds Group                         Page 9

U.S. Government obligations, including those that are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by Federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage Association). Certain securities issued by Federal agencies or instrumentalities backed by the full faith and credit of the U.S. Government include those issued by the Government National Mortgage Association and the Small Business Administration. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Warrants are, in effect, longer term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus its exercise price, thus resulting in a profit. However, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing unseasoned companies. The purchase price varies with the security, the life of the warrant and various other investment factors. Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets.

Considerations of liquidity and preservation of capital mean that the Income Fund may not necessarily invest in instruments paying the highest available yield at a particular time. This Fund may, consistent with its investment objective, attempt to maximize yields by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. This Fund will also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be held by this Fund, may result in frequent changes in portfolio holdings. There usually are no brokerage commissions as such paid in connection with the purchase of securities of the type in which this Fund may invest. See "Brokerage Allocation" for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.



CIGNA Funds Group/CIGNA Institutional Funds Group                        Page 10

Changes in interest rates are likely to result in increases or decreases in the value of the investments of the Income Fund. The value of the securities in this Fund can be expected to vary inversely with the changes in prevailing interest rates. Thus, depending upon whether interest rates have increased or decreased since the time a security was purchased, such security, if sold, might be sold at a loss or a gain. If debt instruments are held to maturity, no gain or loss would normally be realized as a result of interest rate fluctuations.

High Yield Fund and Income Fund:  Risk Factors
----------------------------------------------

As noted in the prospectus, the High Yield Fund, and, to a lesser extent, the Income Fund invest in debt securities of less than investment grade (i.e., securities rated Ba/BB or below by Moody's and S&P). Such securities are often referred to as high yield or junk bonds and are typically considered "high risk" securities. High yield bonds may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for high yield bonds and adversely effect their values. Such an economic downturn may be expected to result in increased price volatility of high yield bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

Also, issuers of high yield bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for high yield bonds becomes increasingly illiquid, or in the absence of readily available market quotations for high yield bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value the Fund's securities more difficult, and judgement plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the high yield bond market may affect the Fund's ability to dispose of portfolio securities at a desirable price.

The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time, be changed to reflect developments in the issuer's financial condition. High yield bonds have speculative characteristics which are apt to increase in number and significance with each lower rating category. Also, prices of high yield bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.

Certain laws or regulations may have a material effect on the Fund's net asset value and investment practices. For example, legislation requiring federally-insured savings and loan associations to divest their investments in high yield bonds may further adversely affect the market for such bonds.



CIGNA Funds Group/CIGNA Institutional Funds Group                        Page 11

Characteristics of the S&P 500 Index Fund
-----------------------------------------

The S&P 500 Index Fund seeks long-term growth of capital by investing primarily in common stocks. Realization of current income is an incidental consideration, although it is hoped that growth in income will accompany growth in capital. The portfolio of the Fund normally will consist primarily of equity securities of companies which compose the S&P 500.

The Fund also may invest in certain short-term fixed income securities, stock index futures and options on futures, as more fully described in the prospectus under "S&P 500 Index Fund" and "Stock Index Futures Contracts and Related Options."

Characteristics of the International Stock Fund
-----------------------------------------------

The Fund will invest in securities listed on foreign securities exchanges or securities traded in the over-the-counter market. Debt securities will be acquired in new offerings or in principal trades with broker/dealers. Ordinarily, the Fund will not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, regardless of the holding period of that security. The rating applied to a debt security or money market instrument (see "Ratings of Securities" below) at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but may not compel, a decision to dispose of a security. Nonetheless, the Fund does not intend to hold more than 5% of its net assets in bonds rated below investment grade (i.e. bonds rated BB or Ba or below by S&P or Moody's or if not so rated, which in the opinion of CIGNA International Investment Advisors, Ltd. ("CIIA"), sub-adviser to the Fund, are of comparable quality). Therefore, the Fund will dispose of any bond, as soon as practicable consistent with achieving an orderly disposition, that would cause the Fund to violate the above-referenced limitation. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

Characteristics of the Money Market Funds
-----------------------------------------

The types of money market instruments in which the Funds presently invest (to the extent permitted by each Fund's investment objective) are listed under "Description of Money Market Instruments" in the appendix of the prospectus and in this Statement of Additional Information. If the Trustees determine that it may be advantageous to invest in other types of money market instruments, a Money Market Fund may invest in such instruments, if it is permitted to do so by its investment objective, policies and restrictions.




CIGNA Funds Group/CIGNA Institutional Funds Group                        Page 12

As discussed in the Prospectus, the Money Market Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve additional investment risks to the risks of obligations of U.S. institutions. Such investment risk include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign depository and Eurodollar obligations of the Fund held overseas will be held by foreign branches of the custodian for the Funds portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). CII will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations. As discussed in the prospectus, the Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.



CIGNA Funds Group/CIGNA Institutional Funds Group                        Page 13

The Money Market Funds' investments in short-term corporate debt and bank money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Money Market Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from an NRSRO a rating with respect to a class of short-term debt obligations that is comparable in priority and security with the investment in one of the two highest rating categories for short-term obligations or if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six NRSROs: Duff and Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson BankWatch, Inc., Moody's Investors Service Inc. and Standard & Poor's Rating Group. See "Appendix--Description of Money Market Instruments".

The rating applied to a security at the time the security is purchased by a Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the Trustees at such intervals as they may deem appropriate to determine whether net asset value of the Money Market Funds, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations; in which case, the net asset value could possibly be greater or less than $1.00 per share. If the Trustees deem it inadvisable to continue the practice of maintaining the net asset value at $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

Any increase in the value of a shareholder's investment in a Money Market Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.


CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 14

Matters relating to all Funds
-----------------------------

Except as described under "Investment Restrictions," the foregoing investment characteristics are not fundamental and the Board of Trustees may change such policies without shareholder approval. The Board will not change a Fund's investment objectives without the required shareholder vote as set forth in "Investment Restrictions" below. There is risk inherent in any investment, and there is no assurance that any of the strategies and methods of investment available to any Fund will result in the achievement of its objectives.

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

FUTURES CONTRACTS
-----------------

A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

Generally, a Fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which the Fund intends to purchase. When the Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of the Fund's portfolio of securities, the Fund may sell stock index futures contracts. The S&P 500 Index Fund's use of stock index futures is discussed in the prospectus.

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. A Fund generally may enter into interest rate futures contracts for the purpose of hedging debt securities in their portfolios or the value of debt securities which the Funds intend to purchase. For example, if one of these Funds owned long-term debt securities and interest rates were expected to increase, they might sell interest rate futures contracts. If, on the other hand, these Funds held cash reserves and interest rates were expected to decline, they might purchase interest rate futures contracts.

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 15

In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by a particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the applicable Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund purchases a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund purchases an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

OPTIONS ON FUTURES CONTRACTS
----------------------------

An option on a futures contract gives the purchaser (the Fund) the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 16
the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The S&P 500 Index Fund's use of options on futures contracts is discussed in the prospectus. The other Funds may purchase put options on futures contracts to hedge against the risk of falling prices for their portfolio securities, and may purchase call options on futures contracts as a hedge against a rise in the price of securities which they intend to purchase. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------------------

There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

Successful use of hedging instruments by a Fund is also subject to CII's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by CII of general market trends may not result in a completely successful hedging transaction.

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 17

It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause the portfolio of the Fund to suffer losses which it would not otherwise sustain.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

Although they generally will not do so, the Funds may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

Generally, Funds may engage in both "transaction hedging" and "position hedging". When a Fund engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 18

For transaction hedging purposes a Fund may also purchase exchange-listed call and put options on foreign currencies. A put option on currency gives the Fund the right to sell a currency at a specific exercise price. A call option on currency gives a Fund the right to purchase a currency at a specific exercise price. The time when call and put options are exercisable depends on whether the options are American options or European options. American options are exercisable at anytime during the option period. European options are exercisable only on a designated date.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Funds may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. For example, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Regardless of whether CII (or CIIA, as applicable) determines that it is advisable to hedge a Fund's currency risk, the Funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 19

Forward Currency Contracts
--------------------------

A forward currency contract is an agreement between two parties to purchase and sell a specific quantity of a currency at a price specified at the time of the contract, with delivery and settlement at a specified future date. In the case of purchases of forward currency contracts, an amount of cash and cash equivalents, equal to the market value of the portfolio security sold, will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such contracts is unleveraged.

In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and their customers). A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

Forward currency contracts are less liquid than currency futures contracts, and there is an increased risk of default by the counterparty as compared to futures contracts. Forward currency contracts differ from currency futures contracts in certain other respects as well. For example, the maturity date of a forward contract may be any fixed number of days from the date in a given month.
Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward currency contracts are traded directly between currency traders so no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. There is no assurance that the Fund will be able to close a forward contract prior to maturity and, under such circumstances, the Fund may have exposure to adverse changes in exchange rates.

Loans and Other Direct Debt Instruments.
---------------------------------------

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchaser of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 20
any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associates with owing and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on CII's (or CIIA's, as applicable) research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Each Fund (except the Money Market Fund, to a limited degree) limits the amount of total assets that it will invest in any one issuer or in issues within the same industry. For purposes of these limitations, each Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations requires the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 21
restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Restricted Securities generally can be sold in privately negotiated
---------------------
transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Securities Lending.  A Fund may lend securities to parties such as broker-
------------------
dealers or institutional investors.

Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by CII to be of good standing. Furthermore, they will only be made if, in CII's judgment, the consideration to be earned from such loans would justify the risk.

CII understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Securities of Small Capitalization Companies.  Smaller capitalization companies
--------------------------------------------
may have limited products lines, markets, or financial resources. These conditions may make them more susceptible to setbacks and reversals. Therefore, their securities may have limited

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 22
marketability and may be subject to more abrupt or erratic market movements than securities of larger companies.

Sovereign Debt Obligations.  A Fund may purchase sovereign debt instruments
--------------------------
issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

INVESTMENT RESTRICTIONS
-----------------------

The Funds are subject to the following restrictions which may not be changed without approval of the lesser of (i) 67% or more of that Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

A Fund may not:

1. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets (taken at market value at the time of such investment) to be invested in the securities of such issuer except (a) U.S. Government securities including securities issued by its agencies and instrumentalities (or repurchase agreements with respect thereto), and (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks.

2. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer (taken at the time of such investment), to be held by the Fund.

3. Concentrate 25% or more of its total assets in a particular industry. Investing in cash or high quality money market instruments, for defensive purposes, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by these instruments shall not be considered investments in a particular industry. In addition, each Money Market Fund may invest up to

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 23

    100% of its assets (a) in the domestic banking industry, (b) in the personal credit institution or business credit institution industries when, in the opinion of management, yield differentials make such investments desirable, or (c) in any combination of these.

4. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause any Fund's aggregate investments in all such companies taken at cost to exceed 5% of the Fund's total assets taken at market value.

5. Make investments for the purpose of gaining control of a company's management.

6. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issuer as, and equal in amount to, the securities sold short.

7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, provided, however, a Fund may, subject to restrictions described in the prospectus and elsewhere in this Statement of Additional Information, make margin payments in connection with transactions in options, futures contracts, financial futures contracts and related options thereon.

8. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

9. Invest in securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Trust or officers and directors of its investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer, together own more than 5% of the securities of such issuer.

10. Lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission.

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 24

11. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow to the extent permitted by the 1940 Act, and pledge, mortgage or hypothecate its assets in connection therewith, and (ii) enter into transactions in options, futures and options on futures and other derivative instruments (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts, and commitments entered into under swap agreements or other derivative instruments will not be deemed to be pledged of a Fund's assets).

12. Purchase or sell mortgages or real estate, or invest in real estate limited partnerships, although it may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

13. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related derivative instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws.

14. Purchase, write or sell options or puts, calls, straddles, spreads or combinations thereof, however, a Fund may purchase warrants and may purchase, write or sell options to the extent consistent with its underlying investment program.

15. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.


TAX MATTERS
-----------

All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

Each series of shares of the Trust is treated as a separate association taxable as a corporation.

Each Fund intends to qualify and elect to be treated under the Internal Revenue Code of 1986 (the Code), as amended, as a regulated investment company (RIC) for each taxable year. As of the date hereof, each Fund must, among other things meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies.

CIGNA Funds Group/CIGNA Institutional Funds Group                      Page 25

B. Each Fund must derive less than 30% of its gross income from the sale or disposition of any of the following held less than three months: i) stock or securities, ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies are not directly related to the Fund's business of investing in stock, securities or options and futures thereon. Accordingly, the extent to which a Fund may engage in futures contracts and related options may be materially limited by this 30% test. C. Each Fund must diversify its holdings so that, at the end of each fiscal quarter: i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

Each Fund intends to satisfy requirements under the Code relating to the distribution of its net income so that, in general, a Fund will not be subject to Federal income tax (FIT) on its investment company taxable income and net capital gains designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Each Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. To avoid this excise tax, during each calendar year, a Fund must distribute: 1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, 2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year, and 3) all ordinary income and capital gains from previous years that were not distributed during such years.

Dividends declared to shareholders of record on a date in October, November or December will be taxable to shareholders in the year declared as long as the Fund pays the dividends no later than January of the following year.

Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures or options contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first, to the extent that the modified "wash sale" rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness

CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 26
incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the Regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends-received deduction. In certain cases, the "wash sale" rules of Section 1091 of the Code may operate to defer deductions for losses.

Section 1256 of the Code generally requires that certain futures and options be "marked-to-market" at the end of each year for FIT purposes. Section 1256 further characterizes 60% of any gain or loss with respect to such futures and options as long-term capital gain or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

Upon a sale or redemption of Fund shares, a shareholder who is not a dealer in securities will realize gain or loss which will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, if a shareholder disposes of shares held for six months or less, any loss realized will be characterized as long-term capital loss to the extent of any capital gain dividends made to such shareholder prior to such disposition. In addition, shareholders need to consider the general wash sale rule which may impact shareholders who sell their shares at a loss and purchase shares within a sixty-one day time frame.

The Funds may invest in certain foreign currency transactions which may be subject to taxation under Section 988.

International Stock Fund
------------------------

If more than 50% of the value of the Fund's total assets consist of foreign stock or securities at the close of its taxable year, the Fund may elect to pass through the credit or deduction for foreign taxes to shareholders who are U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates). As a result, shareholders who want to take the benefit of the foreign tax credit or deduction on their U.S. income tax returns would include in gross income, in addition to taxable dividends actually received from the Fund, their proportionate share of foreign taxes paid by the Fund. If the Fund makes such an election, it will report to shareholders, shortly after the end of the taxable year, their proportionate share of gross foreign source income and foreign taxes paid by the Fund.

The Fund may invest in shares of stock of a foreign entity which is classified under the Internal Revenue Code as a Passive Foreign Investment Company ("PFIC"). Investments in PFIC's may affect the

CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 27
character of gains, the timing of recognition of gains or losses, and the amount of gains or losses recognized. In addition, such investments may subject the Fund to a U.S. federal income tax which cannot currently be eliminated by making distributions to Fund shareholders.

A foreign corporation may be classified as a PFIC for a taxable year if 75% or more of its gross income is passive income or the average holdings of assets that produce passive income is at least one half of its total assets. Passive income would include investment income, including but not limited to, interest and dividend income. Under IRS rules, the Fund may be taxed on its share of gain from a disposition of the PFIC stock, or an excess distribution from the PFIC stock whether or not the income is distributed by the Fund to its shareholders. In general, such gains or excess distributions are held to be earned ratably over the period the Fund held the PFIC stock. Amounts allocated to the Fund's prior taxable years will be taxed at the highest corporate rate in effect for that year and an interest factor will be added to the tax. Excess distributions and gains from the disposition of the PFIC stock are treated as ordinary income.

Where feasible, the Funds intend to make either (1) a qualified electing fund ("QEF") election or (2) a mark-to-market election under IRS rules in order to avoid the imposition of a Fund level tax on its PFIC holdings.

If a QEF election is made the Fund must include in its gross income its share of the ordinary earnings and net capital gains from the PFIC shares in the year that the election is made (and all future years the PFIC stock is held) regardless of whether distributions are received from the PFIC in the current year. This income would then be passed through to shareholders.

Under a mark-to-market election, if the fair market value ("FMV") of the Fund's PFIC shares at the end of its taxable year is greater than the FMV of the shares at the beginning of its taxable year (or the date of purchase whichever is later), the difference will be included in the Fund's gross income whether or not the Fund's shares are sold in that year. This income would then be passed through to shareholders as ordinary income. Any mark-to-market gain recognized by the Fund would be added to its tax basis in the PFIC shares. If, however, as of the end of the Fund's taxable year the FMV of the PFIC shares has decreased relative to their FMV at the beginning of the year (or the date of purchase whichever is later), the Fund would not be entitled to recognize the loss.

Shareholders who are not U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).


CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 28

The Funds will engage in certain foreign currency transactions which may be subject to taxation under Section 988. Generally, Section 988 requires that most foreign currency gains and losses be treated as ordinary income and loss, not capital gain and loss.

Due to the nature of the Funds' investment objectives, it is anticipated that none of the Fund's ordinary dividends will qualify for the 70% dividends received deduction for corporate shareholders.

ACTIVITIES OF AFFILIATED COMPANIES
----------------------------------

From time to time, as purchases of securities are made for the portfolios of companies affiliated with CIGNA Corporation it is possible that two or more portfolios may simultaneously purchase or sell the same security. To the extent that two or more such portfolios, buying or selling the same security, increase the total demand or supply, there may be an adverse effect on the price of such security or on the amount which the Fund can purchase or sell.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

As of March 31, 1997, all of the outstanding shares of the International Stock Fund were owned by Century Indemnity Company, 1601 Chestnut Street, Philadelphia, Pennsylvania 19101. As of March 31, 1997, all of the outstanding shares of the Income Fund were owned by Connecticut General Life Insurance Company, 900 Cottage Grove Road, Bloomfield, CT 06002. As of March 31, 1997, owners of five percent or more of the shares of the Money Market Fund were as follows:


                                                            Percentage of
     Shareholder                          Address             Ownership

CIGNA Health Plan of Texas         600 E. Las Colinas Blvd.       19.02%
                                   Irving, TX  75039

CIGNA Health Plan of Virginia      4050 Innslake Drive            13.41%
                                   Glen Allen, VA  23060

CIGNA Health Plan of California    505 North Brand Blvd.          56.98%
                                   Glendale CA  91205

CIGNA Health Plan of Arizona       11001 N. Black Canyon Highway   9.75%
                                   Phoenix, AZ 85029


CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 29

MANAGEMENT OF THE TRUSTS
------------------------

The Trustees and the executive officers of the Trusts are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. With the exception of Messrs. Forde and Harris, each currently holds the equivalent position as Trustee and/or officer of CIGNA High Income Shares and CIGNA Variable Products Group, and holds a similar position as Director and/or executive officer of INA Investment Securities, Inc. Correspondence with any Trustee or officer may be addressed to the Trust, 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154.

R. BRUCE ALBRO*, 54, Trustee; Senior Managing Director and Division Head, CIGNA Portfolio Advisers, a division of CIGNA Investments; Chairman of the Board and President, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.
Mr. Albro is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA. Previously Trustee, CIGNA Funds Group; Managing Director - Division Head, CII; Managing Director, CII; Senior Vice President, CII and CIGNA Investment Management Company and President, CIGNA Capital Brokerage, Inc.


HUGH R. BEATH, 65, Trustee; Advisory Director, AdMedia Corporate Advisors, Inc.; previously Chairman of the Board of Directors, Beath Advisors, Inc. Chairman, President and Chief Executive Officer, ADVO-System, Inc. (presently known as ADVO, Inc.) (direct mail advertising); Executive Vice President, Operations, John Blair & Co. (marketing and communications); President, Specialty Grocery Products Division, R. J. Reynolds Industries (consumer products); and Vice President and Treasurer, Heublein, Inc. (maker of distilled spirits).

RUSSELL H. JONES, 52, Trustee; Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, scientific research); Trustee, Connecticut Policy and Economic Counsel; Corporator, Hartford Seminary; Secretary, Bloomfield Chamber of Commerce.

PAUL J. MCDONALD, 53, Trustee; Executive Vice President, Finance and Chief Financial Officer, Friendly Ice Cream Corporation (family restaurants/dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Vice Chairman, Springfield YMCA; Corporator, Springfield Institution for Savings; Trustee, Springfield College. Previously, Vice President, Finance and Chief Financial Officer, Friendly Ice Cream Corporation.



CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 30

ARTHUR C. REEDS, III*, 53, Trustee; President, CIGNA Investment Management; President and Director, CIGNA Investment Group, Inc. and CII; Director, CIGNA International Investment Advisors, Ltd. Mr. Reeds is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA. Previously Trustee, CIGNA Funds Group; Managing Director -- Division Head, CIGNA Portfolio Advisers, a division of CII; Senior Vice President, CII.


ALFRED A. BINGHAM III, 52, Vice President and Treasurer, CIGNA Funds Group (f/k/a CIGNA Annuity Funds Group), CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; Assistant Vice President, CII.

JEFFREY S. WINER, 39, Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group (f/k/a CIGNA Annuity Funds Group), CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; previously Attorney, CIGNA; Associate, Tarlow, Levy, Harding & Droney (private law firm).

*Trustees identified with an asterisk are considered interested persons of the Funds within the meaning of the 1940 Act because of their affiliation with CIGNA Corporation or its affiliates.

The Board has created an Audit Committee from among its members which meets periodically with representatives of Price Waterhouse LLP, independent accountants for the Trust, a Contracts Committee which, as part of its duties, considers the terms and the renewal of the Master Investment Advisory Agreement with CII and the Sub-Advisory Agreement with CIIA, and a Nominating Committee which considers the identification of new members of the Board and the compensation of Trustees. The Nominating Committee, Audit Committee and Contracts Committee consist of Trustees who are not affiliated with CIGNA Corporation or any of its subsidiaries.

The Trusts pay no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary, or to any of their Trustees who are officers or employees of CIGNA Corporation or its affiliates. The following


CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 31
table shows compensation paid by the Trusts and other investment companies in the CIGNA fund complex to Trust Trustees in 1996:

                                            Pension or
                                            Retirement                     Total
                                            Benefits                       Compensation
                                            Accrued As                     from Trusts and
                             Aggregate      Part of      Estimated Annual  CIGNA Fund
Name of Person,              Compensation   Trust        Benefits Upon     Complex Paid to
Position with Trusts         from Trusts    Expense      Retirement        Trustees (c)
------------------------------------------------------------------------------------------
R. Bruce Albro, Trustee,     $   -          $  -         $ -               $ -
Chairman and President

Hugh R. Beath, Trustee (a)   $ 3,600           -           -               $25,600
Russell H. Jones, Trustee    $ 3,600           -           -               $25,600
Paul J. McDonald, Trustee(b) $ 3,600           -           -               $25,600

Arthur C. Reeds, III, Trustee    -             -           -                 -

                             -------        ---------    ---------------   -------
                             $10,800        $            $                 $76,800
                             =======        =========    ===============   =======



CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 32

(a) All of Mr. Beath's 1996 compensation was deferred under a deferred compensation plan for all CIGNA funds (the "Plan") in which he had an aggregate balance of $135,139 as of December 31, 1996. The Plan permits Trustees to defer receipt of all compensation or to revoke the election to defer receipt of Trustee fees and receive payment directly.

(b) All of Mr. McDonald's 1996 compensation was deferred under a deferred compensation plan (the "Plan") for all CIGNA funds in which he had an aggregate balance of $43,898 as of December 31, 1996. The Plan permits Trustees to defer receipt of all compensation or to revoke the election to defer receipt of Trustee fees and receive payment directly.


(c) There were three (3) investment companies besides the Trusts in the CIGNA fund complex.


CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 33

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

The investment adviser to each of the Funds is CII, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIIA serves as investment sub-adviser to the International Stock Fund. CII also serves as investment adviser for other investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. CII and other affiliates of CIGNA Corporation manage combined assets of over $70 billion. CII's mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

Pursuant to Master Investment Advisory Agreements between the Trusts and CII, CII manages the investment and reinvestment of the assets of the Funds.

Subject to the control and periodic review of the Board of Trustees of the Trusts, CII (CIIA in the case of the International Stock Fund, Emerging Markets Stock Fund, Developed Markets Stock Fund and Global Bond Fund) determines what investments shall be purchased, held, sold or exchanged for the account of the Funds, and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. Accordingly, the role of the Trustees is not to approve specific investments, but rather to exercise a control and review function.

The Trusts pay all expenses not specifically assumed by CII including compensation and expenses of Trustees who are not Directors, officers or employees of CII or any other affiliates of CIGNA Corporation; investment management fees; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Trust; taxes and corporate fees; legal fees incurred in connection with the affairs of the Trust; expenses of meetings of the shareholders and Trustees; and any expenses allocated or allocable to a specific class of shares.

CII, at its own expense, furnishes to the Trusts office space and facilities and, except with respect to the Office of the Treasurer and Office of the Secretary as provided in the Master Investment Advisory Agreements, all personnel for managing the affairs of the Trust and each of Funds. The Trusts and other registered investment companies advised by CII have agreed to reimburse CII for its costs of maintaining the Office of the Treasurer and the cost of the Office of the Secretary as provided in their respective investment advisory agreements. CII has estimated that in 1997 the total expenses of the Office of the Treasurer will not exceed $337,000 and the expenses of the Office of the Secretary are not expected to exceed $94,000. The portion


CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 34
of these expenses allocated to each Fund for calendar year 1997 are not expected to exceed the following amounts:


                                      Office of      Office of
                                    the Treasurer  the Secretary
                                    -------------  -------------

Money Market Fund                     $65,416        $18,247
Treasury Obligations Cash Fund        $  -           $  -
Government Obligations Cash Fund      $  -           $  -
Government Securities Fund            $  -           $  -
Income Fund                           $12,533        $ 3,496
High Yield Fund                       $  -           $  -
CIGNA International Stock Fund        $15,610        $ 4,354
S&P 500 Index Fund                    $  -           $  -
Developed Markets Stock Fund          $  -           $  -


In 1996 the costs reimbursed by the Trusts for the Office of the Treasurer and the Office of the Secretary were $36,188 and $9,766, respectively.

The Board of Trustees of the Trust has approved the method under which this cost will be allocated to the Trust, and then to each Fund.

As full compensation for the investment management and all other services rendered by CII and any sub-adviser, each Fund pays CII a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: Income Fund - 0.50%; High Yield Fund -0.75%; Money Market Fund - 0.35%; Governmental Obligations Cash Fund
- 0.35%, Treasury Obligations Cash Fund - 0.35%; S&P 500 Index Fund - 0.25%; Government Securities Fund - .50%; International Stock Fund - 0.80%. Reflecting the specialized nature of their investment policies, the management fees paid by the High Yield, International Stock, Emerging Markets Stock, Developed Markets Stock and Global Bond Funds exceed those paid by most other investment companies. These fees, however, are comparable to those paid by funds with similar investment objectives.

Trust-wide expenses not identifiable to any particular Fund will be allocated among the Funds. CII has voluntarily agreed, until April 30, 1998, to reimburse the Funds to the extent that the annual operating expenses in any one year (excluding interest,


CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 35
taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of a Fund exceed a percentage of the value of the relevant Fund's average daily net assets, as follows:


                                    Institutional   Retail
                                        Class        Class
                                    --------------  -------

Money Market Fund                             .45%     .70%
Treasury Obligations Cash Fund                .45%     .70%
Government Obligations Cash Fund              .45%     .70%
Government Securities Fund                    .70%    1.00%
Income Fund                                   .70%    1.00%
High Yield Fund                               .90%    1.20%
International Stock Fund                     1.10%    1.45%
S&P 500 Index Fund                            .35%     .45%


CIGNA Institutional Funds Group incurred a management fee payable to CII of $63,000, $57,492 and $56,609 in 1996, 1995 and 1994, respectively. However, due to the expense limitation, CII waived these fees and reimbursed an additional $53,870, $46,590 and $25,412 to the Fund in 1996, 1995 and 1994, respectively.


CIGNA Money Market Fund incurred a management fee of $111,530, $26,892 and $92,369 in 1996, 1995 and 1994, respectively. However, due to the expense limitation, CII waived $78,697 of this fee in 1996 and waived its management fees and reimbursed $23,194 and $19,546 to the Fund in 1995 and 1994, respectively.

CIGNA Income Fund incurred a management fee of $5,465, $25,580 and $86,634 in 1996, 1995 and 1994, respectively. However, due to the expense limitation, CII waived these fees and reimbursed $44,851 in 1996 and reimbursed $21,690 and $45,267 to the Fund in 1995 and 1994, respectively.

Each Master Investment Advisory Agreement provides that it will continue from year to year as to a Fund provided that such continuance is specifically approved at least annually: (a) by a vote of the "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund or by the Board of Trustees of the Trust, and (b) by a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Master Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty (a) upon 60 days' written notice by vote of the Trustees of the Trust, or with

CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 36
respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund, or (b) by CII upon 90 days' written notice to the Trust in the case of the Master Investment Advisory Agreement and (ii) will automatically terminate in the event of its "assignment" (as such term is defined in the 1940
Act).

Each Master Trust Agreement acknowledges CIGNA Corporation's control over the name "CIGNA". The Trust and the Fund would be obliged to change their names to eliminate the word "CIGNA" (to the extent they could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name. CIGNA Corporation has agreed not to withdraw such permission from the Trust or a series of the Trust so long as an affiliate of CIGNA Corporation shall be the investment adviser for such series.

The Trusts' Custodian and Transfer Agent is State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02107. Under its Custodian Agreement, State Street maintains the portfolio securities of each Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio, determines the net asset value of shares of each Fund on a daily basis and performs such other ministerial duties as are included in the Custodian Agreement and Agency Agreement, copies of which are on file with the Securities and Exchange Commission.

Price Waterhouse LLP acts as independent accountants for the Trusts. Its offices are at 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP representatives annually perform an audit of the financial statements of the Funds and provide accounting advice and services throughout the year. Price Waterhouse LLP reports its activities and the results of its audit to the Audit Committee of the Board of Trustees. Price Waterhouse LLP also provides certain tax advice to the Trusts.

PORTFOLIO TURNOVER AND BROKERAGE ALLOCATION
-------------------------------------------

It is anticipated that each Fund's annual portfolio turnover rate will not exceed 100%.

With respect to Fund transactions, it is the policy of CII and CIIA (the "Advisers") on behalf of their clients, including the Funds, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and spreads, and research services, consistent with obtaining best execution.

In seeking best execution, the Advisers will select brokers/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.


CIGNA Funds Group/CIGNA Institutional Funds Group                  Page 37

The officers of the Advisers will determine, generally without limitation, the brokers/dealers through whom, and the commission rates or spreads at which, securities transactions for client accounts are executed. The officers of the Advisers may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage or research services performed or provided by the executing broker/dealer, viewed in terms of either that particular transaction or the Advisers' overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by the Advisers or accounts advised by other investment advisers which are related persons of the Advisers.

A portion of the securities in which certain Funds invest may be traded in over-the-counter ("OTC") markets, and in such transactions, the Fund deals directly with the dealer who makes markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down.

Foreign equity securities may be held by a Fund in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities representing underlying securities of foreign issuers, or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they converted. ADRs are securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

If two or more brokers/dealers are considered able to offer the same favorable price with the equivalent likelihood of best execution, the officers of the Advisers may prefer the broker/dealer who has furnished research services. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services are used in advising all accounts, including accounts advised by related persons of the Advisers, and not all such services are necessarily used by the Advisers in connection with the specific account that paid commissions to the broker/dealer providing such services.

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 38

The overall reasonableness of brokerage commissions paid is evaluated continually. Such evaluation includes review of what competing brokers/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

In addition, the Advisers may, if permitted by applicable law, use brokerage commissions to pay for products or services (other than brokerage and research services) obtained from broker/dealers and third parties in accordance with SEC Release 34-23170 dated April 23, 1986. Pursuant to that Release, products and services which provide lawful and appropriate assistance to the Advisers' investment decision-making process may be paid for with brokerage commissions to the extent such products and services are used in that process. Where the research service product has a mixed use, that is, the product may serve a number of functions certain of which are not related to the making of investment decisions, the Advisers allocate the cost of the product on a basis which they deem reasonable, according to the various uses of the product, and maintain records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid through credit earned from the Fund's brokerage business. The Advisers will not acquire research services through the generation of credits with respect to the Funds' principal transactions or transactions in financial futures, except in new issue fixed price underwritings. During 1994, 1995 and 1996, brokerage commissions paid by the CIGNA Institutional Funds Group amounted to $56,609, $47,611 and $32,798, respectively, substantially all of which was paid to firms which provide research services to the Advisers. CIGNA Money Market Fund and CIGNA Income Fund paid no brokerage commissions in 1994, 1995 or 1996.

As of December 31, 1996, Sanford C. Bernstein & Co., Inc. ("SCB") reported ownership of approximately 8.1% of the outstanding common stock of CIGNA Corporation. Accordingly, CIGNA may be deemed to be an affiliated person of SCB
pursuant to the provisions of the 1940 Act.   As long as CIGNA may be deemed to
be an affiliated person of SCB, a Fund will not engage in any transaction with SCB when SCB is acting for its own account and will engage in brokerage transactions with SCB only under circumstances where the commission, spread or profit received by the broker is fair and reasonable pursuant to rules established by the Securities and Exchange Commission and procedures adopted and monitored by the Board of Trustees of the Trust. During 1996, the Funds did not engage in brokerage transactions with SCB.

Neither the Trust nor the Advisers presently allocate brokerage commissions to, or place orders for portfolio transactions with,

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 39
either directly or indirectly, brokers or dealers based on their sales of Fund shares. Except as noted, neither the Trust nor the Advisers utilize an affiliated broker or dealer in effecting Fund portfolio transactions and do not recapture commissions paid in such transactions.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES
----------------------------------------------

Each Fund reserves the right to revise its redemption procedures on 30-days' notice. Each Fund may suspend redemptions or postpone the date of payment during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on such Exchange is restricted; (b) the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's shareholders; or (c) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities.

Money Market Funds.  The investments of the Money Market Funds are generally
-------------------
valued at amortized cost. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates or other factors on the market value of the instrument. The amortized cost method may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

The valuation of the investments of the Money Market Funds at amortized cost is permitted by the Securities and Exchange Commission, and the Funds are required to adhere to certain conditions so long as they use this valuation method. The Money Market Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase only instruments having remaining maturities of 397 days or less (except as permitted under Rule 2a-7 of the 1940 Act with respect to variable and floating rate instruments) and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has also established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 40
include a review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using readily available market quotations in which case, the net asset value could possibly be greater or less than $1.00 per share.

Income Fund, High Yield Fund, S&P 500 Index Fund, Government Securities Fund and
--------------------------------------------------------------------------------
International Stock Fund, Information describing the valuation of securities
-------------------------
held in these Funds is found in the prospectus under "Computation of Net Asset Value."

DIVIDENDS
---------

Information concerning dividends is found in the current prospectus for the Funds.

PERFORMANCE INFORMATION
-----------------------

Total return figures for the Funds are neither fixed nor guaranteed, and a Fund's principal is not insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. Each Fund may provide performance information in reports, sales literature and advertisements. Each Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. The following is a list of such publications or media entities:

   Advertising Age           Financial Times          Kiplinger
   Barron's                  Financial Weekly         Money
   Barron's/Nelson's         Financial World          Mutual Fund Forecaster
   Best's Review             Forbes                   Nation's Business
   Broker World              Fortune                  New York Times
   Business Week             Global Investor          Pension World
   Changing Times            Hartford Courant         Pensions & Investments
   Christian Science Monitor Institutional Investor   Personal Investor
   Consumer Reports          Insurance Forum          Philadelphia Inquirer
   Economist                 Insurance Weekly         The Times (London)
   Equity International      International Business   USA Today
   FACS of the Week            Week                   U.S. News & World Report
   Far Eastern               Investing                Wall Street Journal
     Economic Review         Investor's Chronicle     Washington Post
   Financial Adviser         Investor's Daily         CNN
   Financial Planning        Journal of the American  CNBC

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 41


   Financial Product News    Society of CLu & ChFC    PBS
   Financial Services Week

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

   Bank Rate Monitor
   Lipper Analytical Services         Stanger Report
   CDA Investment Technologies, Inc.  Weisenberger
   Frank Russell Co.                  Micropal, Ltd.
   InterSec Research                  Donoghues
   Mutual Fund Values (Morningstar)

Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

   Standard & Poor's 400 Index
   Standard & Poor's 500 Stock Index   Bond Buyer Index
   Dow Jones Industrial Average        NASDAQ
   EAFE Index                          COFI
   Consumer Price Index                First Boston High Yield Index
   Lehman Bond Indices

Each Fund May also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

   10 year Treasuries
   30 year Treasuries
   90 day Treasury Bills

Advertising for a Fund may from time to time include discussions of general economic conditions and interest rates, and may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose the largest holdings in the Fund's portfolio.

From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, inflation.

Although performance data may be useful to prospective investors in comparing with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 42

Total Return Quotations
-----------------------

The standard formula for calculating total return, as described in the prospectus, is as follows:
                                 P(1+T)/n/=ERV

Where P      = A hypothetical initial payment of $1,000.
      T      = average annual total return.
      n      = number of years.
      ERV    = ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

Cumulative total return across a stated period may be calculated as follows:

                              P(1+V)=ERV

Where P     = A hypothetical initial payment of $1,000.
      V     = cumulative total return.
      ERV   = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

The average annual total returns for each of the named Funds, for the 1, 5 and 10 year periods (or since inception, if shorter) ended December 31, 1996, were as follows:


                                       Periods ended December 31, 1996
                                       -------------------------------
                                       1 Year     5 Years     10 Years
                                       ------     -------     --------

   CIGNA Income Fund................    1.36%      6.74%       7.97%
   CIGNA International Stock Fund*..    6.36%
   CIGNA Money Market Fund..........    4.91%      3.88%       5.54%

*The inception date of CIGNA International Stock Fund was January 11, 1993. Its average annual return since inception was 12.80%.

Yield Quotations
----------------

The standard formula for calculating yield for each Fund except the CIGNA Money Market Funds, as described in the Prospectus, is as follows:

                      YIELD = 2[((a-b)/(c x d) + 1)/6/-1]

Where a =   dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 43
            of each obligation (or, if more appropriate, based on yield to call date).

b =         expenses accrued during period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =         the maximum offering price per share on the last day of the period.

The yield for CIGNA Income Fund was as follows:


                                       30 Days ended December 31, 1996
                                       -------------------------------

   CIGNA Income Fund........................            5.09%


The standard formula for calculating annualized yield for the CIGNA Money Market Fund, as described in the Prospectus, is as follows:

                               Y = V\1\ - V\o\ x 365
                                   -----------   ---

Where      Y    =  7 day annualized yield.
           V\o\ =  the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a stated seven-day period.

           V\1\ =  the value of such an account at the end of the stated period.

         V\1\ - V\o\ =  base period return.
         -----------
           V\o\

The annualized yield for the CIGNA Money Market Fund for the 7 days ended December 31, 1996 was 4.97%.

The standard formula for calculating effective annualized yield for the CIGNA Money Market Funds, as described in the Prospectus, is as follows:

                            EY = [(Y+1)/365/7/] - 1

Where EY   =    effective annualized yield.
      Y    =    base period return.


The effective annualized yield for CIGNA Money Market Fund for the 7 days ended December 31, 1996 was 5.09%.

For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical CIGNA Money Market Fund account reflects the value of additional shares purchased

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 44
with dividends from the original shares and any such additional shares, and all fees charged (if any), other than non-recurring account charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

REDEMPTIONS PAID IN CASH
------------------------

Pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended, each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election is irrevocable while such Rule is in effect unless the Securities and Exchange Commission by order upon application permits the withdrawal of the Fund's notification of election. Redemptions by any one shareholder during any 90 day period in excess of $250,000 or 1% of the net assets of the Fund may be made in readily marketable securities.

CLASSES OF SHARES
-----------------

Each Fund offers two classes of shares: the institutional class and the retail class. Retail class shares pay service fees to CIGNA Financial Advisors, Inc. ("CFA"), its affiliates or independent service providers for services provided to shareholders of that class.

Each Trust has adopted a Dual Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Plan, shares of each class of a Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) the retail class has exclusive voting rights on any matter submitted to shareholders that relates solely to its service arrangement, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

UNDERWRITER
-----------

CFA serves as the Trusts' distributor pursuant to Distribution Contracts ("Distribution Contracts") which are subject to annual approval by the Board of Trustees. CFA is an indirect, wholly-owned subsidiary of CIGNA Corporation. The Distribution Contract is terminable with respect to a Fund without penalty, at any time, by the Trust upon 60 days' written notice to CFA or by CFA upon 60 days' notice, to the Trust. CFA is not obligated to sell any specific

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 45
amount of Trust shares. Pursuant to the Distribution Contracts, CFA continuously offers Fund shares.

SERVICE FEES
------------

Each Trust has adopted an Administrative Services Plan with respect to the retail class shares of each Fund. Under the terms of each Plan, the Trusts are permitted to pay CFA, its affiliates or independent service provides, out of the retail class assets of each Fund, for providing services such as receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining retirement plan records; acting as the sole shareholder of record and nominee for shareholders; communicating periodically with shareholders and forwarding shareholder communications; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees unaffiliated with CIGNA Corporation (the "Plan Trustees"). The Plans were approved by the Trustees, including the Plan Trustees, at a meeting held April 30, 1996.

Each Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.


DESCRIPTION OF MONEY MARKET INSTRUMENTS
---------------------------------------

U.S. GOVERNMENT DIRECT OBLIGATIONS--issued by the U.S. Treasury and include bills, notes, and bonds.

      - Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

      - Treasury notes are longer-term interest bearing obligations with original maturities of one to ten years.

      - Treasury bonds are longer-term interest bearing obligations with original maturities from ten to thirty years.

BANKERS' ACCEPTANCES--A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. When the draft is accepted by a bank, the bank guarantees to pay the face value of the instrument on its

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 46
maturity date. An investor can purchase a bankers' acceptance in the secondary market at the going rate of discount for a specific maturity. In addition to purchasing bankers acceptances from domestic branches and foreign branches of U.S. commercial banks, bankers' acceptances denominated in each case in U.S. dollars, may be purchased from foreign branches and U.S. branches of foreign banks having at least one billion dollars (U.S.) of assets. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--A certificate of deposit (CD) is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund may invest in U.S. dollar denominated CD's issued by domestic branches and foreign branches of U.S. banks which are members of the Federal Reserve System; by foreign branches and U.S. branches of foreign banks and by U.S. domiciled savings and loan institutions having in each case at least one billion dollars (U.S.) of assets. CD's issued by foreign branches of U.S. banks are called "Eurodollar CD's" while CD's issued by U.S. branches of foreign banks are called "Yankee CD's."

TIME DEPOSITS--A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits denominated in U.S. dollars or other currencies may be purchased from domestic branches and foreign branches of U.S. banks which are members of the Federal Reserve System (not including savings and loan institutions) and from foreign branches and U.S. branches of foreign banks having at least one billion dollars (U.S.) of assets. The Fund shall not invest in time deposits maturing in more than seven days.

U.S. dollar denominated certificates of deposit, time deposits and bankers' acceptances issued by foreign branches of U.S. banks or by foreign banks either in the U.S. or abroad may present investment risks in addition to the risks involved in investments in obligations of, or guaranteed by, domestic banks. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions. Generally, foreign branches of U.S. banks and U.S. branches of foreign banks are subject to fewer U.S. regulatory restrictions than are applicable to domestic banks, and foreign branches of U.S. banks may be subject to less stringent reserve requirements than domestic banks. U.S. branches of foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards as, domestic banks. Foreign branches of foreign banks generally would not be subject to

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 47
any U.S. regulatory restrictions or disclosure, financial record-keeping or accounting requirements.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other business entities. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. domiciled issuers. Commercial paper may also be purchased from foreign issuers issued either in the U.S. ("Yankee" commercial paper) or abroad.

OTHER CORPORATE OBLIGATIONS--The Fund may purchase notes, bonds and debentures issued by corporations and other business entities if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain debt instruments in which the Fund invests may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

RATINGS OF SECURITIES
---------------------

Description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper and bond ratings:

COMMERCIAL PAPER RATINGS--S&P commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned an "A" rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The two highest categories, A-1 and A-2, are described as follows:

"A-1" This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2" Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The two highest designations are as follows:

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 48

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     .  Leading market positions in well-established industries.

     .  High rates of return on funds employed.

     . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

BOND RATINGS--S&P describes its ratings for corporate bonds as follows:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A   - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's describes its ratings for bonds as follows:

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 49

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A   - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CIGNA Funds Group/CIGNA Institutional Funds Group                       Page 50

                            REGISTRATION STATEMENT
                                      on
                                   FORM N-1A

                           PART C: OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.
--------------------------------------------

(a)     Financial Statements:

        Part A:

        None

        Part B:

        The following Financial Statements are incorporated by reference into Part B from the Annual Report to shareholders of the series of shares of CIGNA Funds Group known as CIGNA Money Market Fund and CIGNA Income Fund for the year ended December 31, 1996 and filed electronically with the Securities and Exchange Commission on March 5, 1997:

        Investments In Securities, December 31, 1996
        Statements of Assets and Liabilities, December 31, 1996
        Statements of Operations, Year-ended December 31, 1996
        Statements of Changes in Net Assets, Years-ended December 31, 1996 and 1995
        Notes to Financial Statements

(b)     Exhibits

         (1) The First Amended and Restated Master Trust Agreement of Registrant dated as of March 1, 1996, incorporated by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement filed electronically April 15, 1996.


 *       (1a)     Amendment No. 1 to the First Amended and Restated Master Trust
                  Agreement of Registrant dated October 28, 1996.

 *       (2)      The Amended and Restated By-Laws of Registrant dated April 29,
                  1997.

         (4) Relative to the rights of shareholders, Article IV and Article V of Registrant's First Amended and Restated Master Trust Agreement dated as of March 1, 1996 as heretofore incorporated by reference as Exhibit (1).

         (4a) Relative to the rights of shareholders, the Dual Class Plan Pursuant to Rule 18f-3 for CIGNA Funds Group dated as of April 1, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's
                  Registration Statement filed electronically June 28, 1996.

         (5) The First Amended and Restated Master Investment Advisory Agreement dated as of April 30, 1996 between CIGNA Funds Group and CIGNA Investments, Inc., incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996

         (6) The Distribution Agreement dated as of April 30, 1996 between CIGNA Funds Group and CIGNA Financial Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

         (7)      None.

         (8) The Custodian Contract dated as of October 15, 1987 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 47 to Registrant's Registration Statement filed May 2, 1990.

         (8a) Side Letter to the Custodian Contract between CIGNA Funds Group and State Street Bank and Trust Company dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

         (9) The Transfer Agency and Service Agreement dated as of July 30, 1985 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed September 10, 1985.

         (9a) Side Letter to the Transfer Agency and Service Agreement between CIGNA Funds Group and State Street Bank and Trust Company dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

         (9b) The Agreement For Use Of The Term "CIGNA" dated April 30, 1985 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and CIGNA Corporation, incorporated by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed September 10, 1985.

         (9c) Form of Trustees' Deferred Fee Agreement, incorporated by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement filed electronically April 15, 1996.

         (9d) Form of Shareholder Services Plan between CIGNA Funds Group and CIGNA Financial Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement filed electronically April 15, 1996.


 *       (10)     Consent of Counsel.

 *       (11)     Consent of Price Waterhouse LLP.

         (12)     None.

         (13)     None.

         (14)     None.

         (15)     None.

         (16)     None.

 *       (17)     Financial Data Schedule.

         (18) The Dual Class Plan Pursuant to Rule 18f-3 for CIGNA Funds Group dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

Item 25. Persons Controlled by or Under Common Control with Registrant.
----------------------------------------------------------------------

As of March 31, 1997, no person is directly controlled by CIGNA Funds Group.
All of the outstanding shares of CIGNA Income Fund are owned by Connecticut General Life Insurance Company, a Connecticut Corporation and an indirect, wholly-owned subsidiary of CIGNA Corporation. With respect to CIGNA Money Market Fund, as of March 31, 1997, the following companies, all of which are indirect, wholly-owned subsidiaries of CIGNA Corporation owned all of the Fund's outstanding shares:

  Connecticut General Life Insurance Company (CT) -   0.84%
  CIGNA HealthCare of Arizona, Inc. (AZ)          -   9.75%
  CIGNA HealthCare of California, Inc. (CA)       -  56.98%
  CIGNA HealthCare of Texas, Inc. (TX)            -  19.02%
  CIGNA HealthCare of Virginia, Inc. (VA)         -  13.41%
                                                     ------
                                                    100.00%

Item 26. Number of Holders of Securities.
----------------------------------------

As of April 1, 1997:

                                                    Number of Record Holders of
                                                   Shares of Beneficial Interest
                                                   -----------------------------
Name of Series                                Institutional Class       Retail Class
--------------                                -------------------       ------------
CIGNA Government Obligations Cash Fund              -0-                      -0-
CIGNA Government Securities Fund                    -0-                      -0-
CIGNA High Yield Fund                               -0-                      -0-
CIGNA Income Fund                                   -0-                      -1-
CIGNA Money Market Fund                             -5-                      -0-
CIGNA S&P 500 Index Fund                            -0-                      -0-
CIGNA Treasury Obligations Cash Fund                -0-                      -0-

The First Amended and Restated Master Trust Agreement, dated as of March 1, 1996 (the "Master Trust Agreement"), provides, among other things, for the indemnification out of Registrant's assets (or the assets of a series of Registrant where applicable) of the Trustees and officers of Registrant against all liabilities incurred by them in such capacity, except for liability by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Trustees may consult counsel or other experts concerning the meaning and operation of the Master Trust Agreement, and may rely upon the books and records of Registrant. Trustees are not liable for errors of judgment, mistakes of fact or law, or for the negligence of other Trustees or Registrant's officers or agents.

Trustees are not required to give a bond or other security for the performance of their duties. Payments in compromise of any action brought against a Trustee or officer may be paid by Registrant if approved by either a majority of disinterested Trustees or by independent legal counsel. The right of indemnification under the Master Trust Agreement is not exclusive of any other rights to which the Trustees or officers may be entitled.


----------------------
*    Filed herewith.

The Master Trust Agreement also provides that shareholders shall be indemnified and held harmless by the applicable series of Registrant with respect to actions brought against them in their capacity as shareholders. Also, the Master Trust Agreement provides that creditors of a series of Registrant may look only to the assets of that series for payment; and neither shareholders nor Trustees shall be personally liable therefor. All instruments executed on behalf of Registrant are required to contain a statement to the effect of the foregoing.

CIGNA Investments, Inc., Registrant and other investment companies managed by CIGNA Investments, Inc., their officers, trustees, directors and employees (the "Insured Parties") are insured under an Investment Management Errors and Omissions Insurance Policy in the amount of $10,000,000 offered by Lexington Insurance Company, an affiliate of American International Group on a joint policy basis with CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd.


In addition, Registrant and other investment companies managed by CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd. are insured under a National Union Fire Insurance Company of Pittsburgh, PA Investment Company Blanket Bond with a stated maximum coverage of $10,000,000. Premiums and policy benefits are allocated among participating companies pursuant to Rule 17g-1(d) under the Investment Company Act of 1940, as amended.

Item 28. Business and Other Connections of Investment Advisers.
---------------------------------------------------------------

As of the date hereof, CIGNA Investments, Inc. ("CII") serves as investment adviser to seven series of shares of CIGNA Funds Group known as CIGNA Government Obligations Cash Fund, CIGNA Government

CIGNA Money Market Fund, CIGNA S&P 500 Index Fund and CIGNA Treasury Obligations Cash Fund; to CIGNA Institutional Funds Group and its series of shares known as CIGNA International Stock Fund; to CIGNA Variable Products Group and its twelve series of shares known as High Yield Fund, Income Fund, International Stock Fund, Money Market Fund, S&P 500 Index Fund, Intermediate Bond Index Fund, Long-Term Bond Index Fund, Utility Index Fund, REIT Index Fund, Small Cap Index Fund, International Index Fund, and Emerging Markets Index Fund; and to CIGNA High Income Shares (CIGNA Funds Group, CIGNA High Income Shares, CIGNA Institutional Funds Group and CIGNA Variable Products Group, collectively known as the "Trusts"); and INA Investment Securities, Inc. ("IIS"), all of which (except for IIS and CIGNA High Income Shares) are open-end investment companies, and to certain other clients, most of which are affiliated with CIGNA Corporation. For a description of the business of CII, see its most recent Form ADV (File No. 801-18094) filed with the Securities and Exchange Commission. The principal address of each of the foregoing companies is as follows:

        CII - 900 Cottage Grove Road, Bloomfield, Connecticut  06002

        The Trusts and each of their series of shares - 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154

        IIS - Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192

Names of Officers and Directors       Positions with the Adviser and
   of the Investment Adviser       Other Substantial Business Connections
-------------------------------    --------------------------------------
Harold W. Albert                   Director and Counsel, CII; Director, CIGNA
                                   International Investment Advisors, Ltd.**;
                                   Chief Counsel, CIGNA Investment Management, a
                                   division of CIGNA Corporation*; Counsel, CIGNA
                                   Investment Advisory Company, Inc.*; Director,
                                   Senior Vice President and Chief Counsel, CIGNA
                                   Investment Group, Inc.*; Director, Global
                                   Portfolio Strategies, Inc. (f/k/a Connecticut
                                   General Pension Services, Inc.)*

Robert W. Burgess                  Director, CII and CIGNA International
                                   Investment Advisors, Ltd.**; Chief Financial
                                   Officer, CIGNA Investment Management, a
                                   division of CIGNA Corporation*; Director and
                                   Senior Vice President, CIGNA Investment Group,
                                   Inc.*; Director, Global Portfolio Strategies,
                                   Inc. (f/k/a Connecticut General Pension
                                   Services, Inc.)*

Arthur C. Reeds, III               President and Chief Investment Officer, CIGNA
                                   Investment Management, a division of CIGNA
                                   Corporation*; President and Director, CII and
                                   CIGNA Investment Group, Inc.*; President, CIGNA
                                   Investment Advisory Company, Inc.*; Director,
                                   CIGNA International Investment Advisors, Ltd.**
                                   and Global Portfolio Strategies, Inc. (f/k/a
                                   Connecticut General Pension Services, Inc.)*;
                                   Trustee, the Trusts; Director, IIS.

R. Bruce Albro                     Senior Managing Director, CII; Director and
                                   Senior Managing Director, CIGNA Investment
                                   Advisory Company, Inc.*; Director, Global
                                   Portfolio Strategies, Inc. (f/k/a Connecticut
                                   General Pension Services, Inc.)*; Chairman of
                                   the Board, President and Trustee, the Trusts;
                                   Chairman of the Board, President and Director,
                                   IIS.

Mary Louise Casey                  Senior Managing Director, CII and CIGNA
                                   Investment Advisory Company, Inc.*

Richard H. Forde                   Senior Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*; President, Senior Managing
                                   Director and Director, CIGNA International
                                   Investment Advisors, Ltd.**; Vice President, CIGNA
                                   Institutional Funds Group.

Edward F. Guay                     Senior Managing Director and Chief Economist,
                                   CII; Senior Managing Director, CIGNA Investment
                                   Advisory Company, Inc.*

Malcolm S. Smith                   Senior Managing Director, CII; Director and
                                   Senior Managing Director, CIGNA Investment
                                   Advisory Company, Inc.*


J. Robert Andrews                  Managing Director, CII.

Kevin D. Barry                     Managing Director, CII.

Julia B. Bazenas                   Managing Director, CII.

Mark E. Benoit                     Managing Director, CII.

Marguerite A. Boslaugh             Managing Director, CII.

Susan B. Bosworth                  Managing Director, CII.

Thomas J. Bowen                    Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

William C. Carlson                 Managing Director, CII.

Antonio M. Caxide                  Managing Director, CII and CIIA**; previously
                                   Vice President, CII and CIIA.**

Richard H. Chase                   Managing Director, CII.

Rosemary C. Clarke                 Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

James F. Coggins, Jr.              Managing Director, CII.

Dorothy Cunningham                 Managing Director, CII; previously Vice
                                   President, CII.

Robert F. DeLucia                  Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*; Director, Global
                                   Portfolio Strategies, Inc. (f/k/a Connecticut
                                   General Pension Services, Inc.)*

Mark V. DePucchio                  Managing Director, CII.

Michael Q. Doyle                   Managing Director, CII.

Lawrence A. Drake                  Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Denise T. Duffee                   Managing Director, CII.

John G. Eisele                     Managing Director, CII.

Robert Fair                        Managing Director, CII.

John P. Feeney                     Managing Director, CII.


Maurice A. Gordon                  Managing Director, CII; previously Vice
                                   President, CII.

Debra J. Height                    Managing Director, CII and CIAC*; previously
                                   Vice President, CII and CIAC.*

Chris W. Jacobs                    Managing Director, CII.

David R. Johnson                   Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Richard H. Kupchunos               Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

James R. Kuzemchak                 Managing Director, CII.

Edward Lewis                       Managing Director, CII.

Timothy J. Lord                    Managing Director, CII.

Thomas P. Mahoney                  Managing Director, CII.

Richard B. McGauley                Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Bret E. Meck                       Managing Director, CII.

Stephen J. Olstein                 Managing Director, CII.

Stephen A. Osborn                  Managing Director, CII.

Alan C. Petersen                   Managing Director, CII; Vice President, CIGNA
                                   High Income Shares.

Robert E. Peterson                 Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Anthony J. Pierson                 Managing Director, CII.

Leon Pouncy                        Managing Director, CII.

Donald F. Rieger, Jr.              Managing Director, CII.

Peter F. Roby                      Managing Director, CII.

James H. Rogers                    Managing Director, CII.

Frank Sataline, Jr.                Managing Director, CII; previously Vice
                                   President, CII.

James G. Schelling                 Managing Director, CII.

Linda W. Schumann                  Managing Director, CII.


Thomas M. Smith                    Managing Director, CII.

Joseph W. Springman                Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Susan S. Sullivan                  Managing Director, CII.

William A. Taylor                  Managing Director, CII.

George Varga                       Managing Director, CII.

Victor J. Visockis, Jr.            Managing Director, CII.

Deborah B. Wiacek                  Managing Director, CII; previously Vice
                                   President, CII.

Stephen H. Wilson                  Managing Director, CII.

James A. White                     Senior Vice President, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Jean M. Anderson                   Vice President, CII.

Thomas P. Au                       Vice President, CII.

David M. Cass                      Vice President, CII; previously Counsel, CIGNA
                                   companies.

Rosemary S. Cleaves                Vice President, CII; President and Director,
                                   Global Portfolio Strategies, Inc. (f/k/a
                                   Connecticut General Pension Services, Inc.)*

R. Thomas Clemmenson               Vice President, CII.

Lee P. Crockett                    Vice President, CII.


Maryanne P. DePreaux               Vice President, CII.

Eric C. DiMiceli                   Vice President, CII.

Kim L. DiPietro                    Vice President, CII.

Celia R. Dondes                    Vice President, CII.

Ronald J. Dupont                   Vice President, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Mark W. Everette                   Vice President, CII.

Daniel E. Feder                    Vice President, CII.

Richard L. Fletcher                Vice President, CII.

Jonathan S. Frankel                Vice President, CII.

Ivy B. Freedman                    Vice President, CII.

Keith A. Gollenberg                Vice President, CII.

William J. Grady                   Vice President, CII.

Dennis P. Hannigan                 Vice President, CII.

John Hurley                        Vice President, CII.

Chuel D. Hwang                     Vice President, CII.

William H. Jefferis                Vice president, CII.

Edward B. Johns                    Vice President, CII.

Thomas W. Johnson                  Vice President, CII.

Thomas J. Keene                    Vice President, CII.

Joseph R. Kennedy                  Vice President, CII.

Peter K. Kofoed                    Vice President, CII.

Mark S. Korinek                    Vice President, CII.

James R. Lagasse                   Vice President, CII.

Mary S. Law                        Vice President, CII.

Paul T. Martin                     Vice President, CII.

Daniel McDonough                   Vice President, CII.

Linda L. Morel                     Vice President, CII.

Stephen J. Myott                   Vice President, CII.

Alpha O. Nicholson, III            Vice President, CII; Counsel, CIGNA companies.

Ann Marie O'Rourke                 Vice President, CII.

Pamela S. Peck                     Vice President, CII.

Elisabeth A. Perenick              Vice President, CII.

Myrna Phillips                     Vice President, CII.

Scott S. Piccone                   Vice President, CII.

Elisabeth Piker                    Vice President, CII.

Thomas J. Podgorski                Vice President, CII.

Suresh Raghaven                    Vice President, CII.

Michael J. Riccio                  Vice President, CII.

Stephen L. Roberts                 Vice President, CII.

Timothy F. Roberts                 Vice President and Compliance Officer, CII;
                                   Vice President, International Finance/Global
                                   Compliance, CIGNA Investment Management, a
                                   division of CIGNA Corporation*; Vice President
                                   - Finance and Compliance Officer, CIGNA
                                   International Investment Advisors, Ltd.**;
                                   Compliance Officer, CIGNA Investment Advisory
                                   Company, Inc.*

Alexander Rybchinsky               Vice President, CII.

Annette Sanderson                  Vice President, CII.

John R. Schumann                   Vice President, CII.

Thomas P. Shea, III                Vice President, CII.

Philip Spak                        Vice President, CII.

Carlton C. Taylor                  Vice President, CII.

Patrick H. Thompson                Vice President, CII.

Ruth D. VanWinkle                  Vice President, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Henry C. Wagner, III               Vice President, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Carey A. White                     Vice President, CII.

William S. Woodsome                Vice President, CII.

Alfred A. Bingham III              Assistant Vice President, CII; Vice President
                                   and Treasurer, the Trusts and IIS.

David C. Kopp                      Secretary, CII, CIGNA Investment Advisory
                                   Company, Inc.*, CIGNA International Investment
                                   Advisors, Ltd.**, CIGNA Investment Group,
                                   Inc.*, Global Portfolio Strategies, Inc. (f/k/a
                                   Connecticut General Pension Services, Inc.)*
                                   and CIGNA Financial Advisors, Inc.*; Assistant
                                   General Counsel and Assistant Corporate
                                   Secretary, CIGNA Corporation*; Corporate
                                   Secretary, Connecticut General Life Insurance
                                   Company*; Assistant General Counsel, CIGNA
                                   companies.

Item 29.  Principal Underwriters
--------------------------------

(a) CIGNA Financial Advisors, Inc. is the principal underwriter for CIGNA Funds Group and CIGNA Institutional Funds Group and for their series.

(b) The officers and Directors of CIGNA Financial Advisors, Inc. as of April 17, 1997 are:

Name and Principal         Positions and Offices          Positions and Offices
 Business Address*            With Underwriter               with Registrant
------------------      ---------------------------       ---------------------
Vacancy                                                      Member Board of
                                                                Directors

Karen E. Goldman        Member Board of Directors

Karen R. Mattheson                                           Member Board of
                                                                Directors

Vacancy                 President

Karen R. Mattheson                                           Vice President

Joy R. McConnell        Vice President

Peter R. Scanlon        Vice President                       --------

Allan P. Wick           Vice President and Treasurer         --------

Robert A. Picarello                                          Chief Counsel and
                                                             Assistant Secretary

H. Edward Cohen         Assistant Vice President             --------

Karen E. Goldman        Assistant Vice President             --------

Robert B. Pinkham       Assistant Vice President             --------

Therese M. Squillacote  Director of Compliance               --------

David C. Kopp           Secretary                            --------

David M. Porcello       Assistant Secretary                  --------

Pamela S. Williams      Assistant Secretary                  --------

Melinda J. Zwecker      Assistant Secretary                  --------

John M. DiIorio         Assistant Treasurer                  --------

(c)  Not Applicable.



Item 30.  Location of Accounts and Records.
------------------------------------------

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (15 U.S.C. 80a-30(a)) and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholders are maintained by State Street Bank and Trust Company, Boston, Massachusetts. Registrant's corporate records and financial records are maintained c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, CT 06002.

Item 31.  Management Services.
-----------------------------

None.

Item 32.  Undertakings.
----------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c) Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's most recent annual report to shareholders upon request and without charge.

-----------------------------
 * 900 Cottage Grove Road, Bloomfield, CT
** Park House, 16 Finsbury Circus, London, England

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, CIGNA Funds Group, (f/k/a CIGNA Annuity Funds Group) certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 55 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Bloomfield, and State of Connecticut on the 29th day of April, 1997.


                                        CIGNA Funds Group

                                        R. Bruce Albro
                                        Chairman of the Board of Trustees
                                          and President


                                        By: /s/ Jeffrey S. Winer
                                            -------------------------------
                                            Jeffrey S. Winer
                                            Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 55 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                       Title                    Date
      ---------                       -----                    ----
R. Bruce Albro                     Chairman of              April 29, 1997.
                                   the Board of
                                   Trustees and
                                   President (principal
                                   executive officer)

By: /s/ Jeffrey S. Winer
    -----------------------------
    Jeffrey S. Winer
    Attorney-in-Fact


    /s/ Alfred A. Bingham III      Treasurer                April 29, 1997.
    -----------------------------  (principal
    Alfred A. Bingham III          financial officer
                                   and principal
                                   accounting officer)


This Amendment to the Registration Statement has also been signed below by Jeffrey S. Winer, Attorney-in-Fact, on behalf of the following Trustees on the date indicated, such Trustees being all of the Trustees currently holding the office of Trustee of Registrant.

        R. Bruce Albro              Paul J. McDonald
        Hugh R. Beath               Arthur C. Reeds, III
        Russell H. Jones



By: /s/ Jeffrey S. Winer                                    April 29, 1997.
    -----------------------------
    Jeffrey S. Winer

                        SECURITIES ACT FILE NO. 2-29020
                   INVESTMENT COMPANY ACT FILE NO. 811-1646

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A
                                                                      ---
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ X ]
                                                                      ---
   Pre-Effective Amendment No.                                       [   ]
                                                                      ---
   Post-Effective Amendment No. 55                                   [ X ]
                                                                      ---

                                                                      ---
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ X ]
                                                                      ---
   Amendment No. 55                                                  [ X ]
                                                                      ---

                               CIGNA Funds Group
              (Exact Name of Registrant as Specified in Charter)

               950 Winter Street, Suite 1200, Waltham, MA 02154
                    (Address of Principal Executive Office)


                                   EXHIBITS

                                 EXHIBIT INDEX
(b)  Exhibits

 *   (1a)                                       Amendment No. 1 to the First
                                                Amended and Restated Master
                                                Trust Agreement of Registrant
                                                dated October 28


 *   (2)   The Amended and Restated By-Laws of Registrant dated April 19, 1997.


 *  (10)   Consent of Counsel.

 *  (11)   Consent of Price Waterhouse LLP.

 *  (17)   Financial Data Schedule.



---------------------
 *  Filed herewith.